As Filed with the Securities and Exchange Commission on October 26, 2001
                                    Registration Nos. 333-28679; 811-5626
-----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   Pre-Effective Amendment No. ___                                     [ ]
   Post-Effective Amendment No. 13                                     [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
   Amendment No. 137                                                   [X]
                        (Check appropriate box or boxes)

                               SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               (Name of Depositor)

                             1475 Dunwoody Drive
                               West Chester, PA        19380-1478
(Address of Depositor's Principal Executive Offices)   (Zip Code)
Depositor's Telephone Number, including Area Code (610) 425-3400

Marilyn Talman, Esq.                        COPY TO:
Golden American Life Insurance Company      Stephen E. Roth, Esq.
1475 Dunwoody Drive                         Sutherland Asbill & Brennan LLP
West Chester, PA  19380-1478                1275 Pennsylvania Avenue, N.W.
(610) 425-3516                              Washington, D.C. 20004-2415
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practical after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box):
          [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
          [X]  on November 05, 2001 pursuant to paragraph (b) of Rule 485
          [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
     Deferred Combination Variable and Fixed Annuity Contracts

                             PART A

                        EXPLANATORY NOTE

This Registration Statement contains two separate Profiles, Prospectuses and Statements of Additional Information ("SAI") for the GoldenSelect
ES II Contract. This Amendment to the Registration Statement contains only Form One of the Profile, Prospectus and Statement of Additional Information.

The Form One profile, prospectus and SAI describes the GoldenSelect ES II Contract as it is currently offered.

The Form Two Profile, Prospectus and SAI describe the GoldenSelect ES II Contract (named Generations) which is offered by a distinct distribution channel and provides different investment options.

       SUPPLEMENT FOR LINKING FID BROCHURE TO
         PROSPECTUS OF GOLDENSELECT ES II/R/

                             Registration Nos. 333-28679; 811-5626

ING  VARIABLE  ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

                        PROFILE AND PROSPECTUS SUPPLEMENT

                             DATED NOVEMBER 5, 2001


                    SUPPLEMENT TO THE PROFILE AND PROSPECTUS
                             DATED NOVEMBER 5, 2001
                                       FOR
            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT

                ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY
                   (THE "GOLDENSELECT ES II(R) PROSPECTUSES")

                            -------------------------

You should keep this supplement with your Profile and Prospectus.



     A Fixed Interest Division option is available through the group and individual deferred variable annuity contracts offered by Golden American Life Insurance Company. The Fixed Interest Division is part of the Golden American General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940. Interests in the Fixed Interest Division are offered through an Offering Brochure, dated May 1, 1999. The Fixed Interest Division is different from the Fixed Account which is described in the prospectus but which is not available in your state. When reading through the GoldenSelect ES II Prospectus, the Fixed Interest Division should be counted among the various subaccounts available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply. You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

ING  VARIABLE  ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Delaware.

111291                                                                 11/05/01

         PROFILE AND PROSPECTUS SUPPLEMENT FOR
         ES II PROSPECTUS 5.5% WA SUPPLEMENT
        FOR USE ONLY IN THE STATE OF WASHINGTON

ING  VARIABLE  ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

                        PROFILE AND PROSPECTUS SUPPLEMENT

                                NOVEMBER 5, 2001

                 SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 5, 2001
                                       FOR
            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                    (THE "GOLDENSELECT ES II(R) PROSPECTUS")
                ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY
                     FOR USE ONLY IN THE STATE OF WASHINGTON
                                   ----------

               The following information supplements and replaces
                  certain information contained in the Profile
                    and Prospectus dated November 5, 2001 for
 Deferred Combination Variable and Fixed Annuity Contracts (the "Prospectus").
     The capitalized terms used in this supplement have the same meaning as those in the Prospectus. You should keep this supplement with your
                             Profile and Prospectus.


GoldenSelect ES II contracts issued for delivery in the State of Washington will have a "5.5% Enhanced Death Benefit" and a "Max 5.5 Enhanced Death Benefit." The "7% Solution Enhanced Death Benefit" and the "Max 7 Enhanced Death Benefit" referred to in the Profile and Prospectus are not available and not offered in the State of Washington. The "5.5% Enhanced Death Benefit" and a "Max 5.5 Enhanced Death Benefit" described as follows supplements the information in the Profile and Prospectus and is made part of those documents.

PROFILE

5.       EXPENSES
The Contract has insurance features and investment features, and there are charges related to each. For the insurance features, the Company deducts a mortality and expense risk charge, an asset-based administrative charge and an annual contract administrative charge of $30. We deduct the mortality and expense risk charge and the asset-based administrative charges daily directly from your contract value in the investment portfolios. The mortality and expense risk charge (depending on the death benefit you choose) and the asset-based administrative charge, on an annual basis, are as follows:/

                                                5.5% Solution        Max 5.5
         Mortality & Expense Risk Charge            1.40%             1.50%
         Asset-Based Administrative Charge          0.15%             0.15%
                                                    -----             -----
         Total                                      1.55%             1.65%

The example table is designed to help you understand contract charges. The examples of expenses illustrated in the Profile are the maximum expected expenses associated with a contract which would occur with the assumptions listed. Using the $30 administration charge and the expenses listed above, and if all other assumptions are the same, the fees associated with the Max 5.5 Enhanced Death Benefit Option would not exceed those shown in the tables.

9.   DEATH BENEFIT
You may choose (i) the Standard Death Benefit, (ii) the 5.5% Solution Enhanced Death Benefit, (iii) the Annual Ratchet Enhanced Death Benefit or (iv) the Max
5.5 Enhanced Death Benefit. The 7% Solution Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are not available in your state. The 5.5% Solution
Enhanced  Death Benefit,  the Annual Ratchet  Enhanced Death Benefit and the Max
5.5 Enhanced Death Benefit are available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The 5.5% Solution, Annual Ratchet and Max 5.5 Enhanced Death Benefits may not be available where a Contract is held by joint owners.

Under the 5.5% SOLUTION ENHANCED DEATH BENEFIT, if you die before the annuity start date, your beneficiary is eligible to receive the greatest of:

1)   the contract value;
2) the total premium payments made under the Contract after pro rata adjustments for any withdrawals;
3)   the cash surrender value; or
4) the enhanced death benefit, which we determine as follows: we credit interest each business day at the 5.5%
     annual effective rate to the enhanced death benefit from the preceding day (which would be the initial premium if the preceding day is the contract date), then we add additional premiums since the preceding day, then we adjust for any withdrawals (including any market value adjustment applied to such withdrawal and any associated surrender charges) since the preceding day. Special withdrawals are withdrawals of up to 5.5% per year of cumulative premiums. Special withdrawals shall reduce the 5.5% Solution Death Benefit by the amount of contract value withdrawn. For any withdrawals in excess of the amount available as a special withdrawal, a prorata adjustment to the death benefit is made.

     Note for current Special Funds: The actual interest rate used for calculating the 5.5% Solution Enhanced Death Benefit for the Liquid Asset and Limited Maturity Bond investment portfolios and the Fixed Account, will be the lesser of (1) 5.5% and (2) the interest rate, positive or negative, providing a yield on the Guaranteed Death Benefit equal to the net return for the current valuation period on the contract value allocated to Special Funds. We may, with 30 days notice to you, designate any fund as a Special Fund on existing contracts with respect to new premiums added to such fund and also with respect to new transfers to such funds.

Under the MAX 5.5 ENHANCED DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greater of the 5.5% Solution and the Annual Ratchet Enhanced Death Benefit. Under this benefit option, the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Death Benefit are calculated in the same manner as if each were elected the benefit.

Note: In the cases described above and in the prospectus, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted.

PROSPECTUS

--------------------------------------------------------------------------------
                                FEES AND EXPENSES
--------------------------------------------------------------------------------

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

         Administrative Charge                                $30

SEPARATE ACCOUNT ANNUAL CHARGES****
                                                5.5% Solution        Max 5.5
         Mortality & Expense Risk Charge            1.40%             1.50%
         Asset-Based Administrative Charge          0.15%             0.15%
                                                    -----             -----
         Total                                      1.55%             1.65%

**** As a percentage of average daily assets in each subaccount. The Separate Account Annual Charges are deducted daily.

EXAMPLES
The examples of expenses shown in the Prospectus are the maximum expected expenses associated with a contract which would occur based on the election of the Max 7 Enhanced Death Benefit Option using the assumptions listed in the prospectus. Using the $30 administration charge and the lower separate account annual charge, and if all other assumptions are the same the expenses associated with an election of the 5.5% Solution Enhanced Death Benefit Option or the Max
5.5 Enhanced Death Benefit Option would not exceed those shown in the example tables in the prospectus.

--------------------------------------------------------------------------------
                              DEATH BENEFIT CHOICES
--------------------------------------------------------------------------------

You may choose from the following 4 death benefit choices: (1) the Standard Death Benefit Option; (2) the 5.5% Solution Enhanced Death Benefit Option; (3) the Annual Ratchet Enhanced Death Benefit Option; and (4) the Max 5.5 Enhanced Death Benefit Option. The 7% Solution Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are not available in your state.

     ENHANCED DEATH BENEFITS. If the 5.5% Solution Enhanced Death Benefit, the Annual Ratchet Enhanced Death Benefit or the Max 5.5 Enhanced Death Benefit is elected, the death benefit under the Contract is the greatest of (i) the contract value; (ii) total premium payments reduced by a pro rata adjustment for any withdrawal; (iii) the cash surrender value; and (iv) the enhanced death benefit as calculated below.

The Max 5.5 Enhanced Death Benefit is the greater of (1) the 5.5% Solution Enhanced Death Benefit or (2) the Annual Ratchet Enhanced Death Benefit. Under this benefit option, the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

-----------------------------------------------------------------------------------------------------------------
                                  How the Enhanced Death Benefit is Calculated
                      5.5% Solution                                            Annual Ratchet
----------------------------------------------------------- -----------------------------------------------------
On  each  business  day  that  occurs  on  or  before  the  Between contract  anniversaries,  the enhanced death contract  owner  turns 80, we credit  interest at the 5.5%  benefit is the  amount  determined  below.  We first annual  effective rate* to the enhanced death benefit from  take the enhanced  death  benefit from the preceding the preceding day (which would be the initial  premium and  day  (which  would  be the  initial  premium  if the credit if the  preceding day is the contract  date),  then  valuation  date is the  contract  date)  and then we we add  additional  premiums paid since the preceding day,  add  additional  premiums  paid since the  preceding then we adjust for any  withdrawals  made  (including  any  day,  then  reduce the  enhanced  death  benefit pro
Market Value  Adjustment  applied to such  withdrawals and  rata for any contract value  withdrawn.  That amount any associated  surrender  charges**)  since the preceding  becomes the new enhanced death benefit.
day.  At age 80 the accumulation rate used will change.     On  each  contract  anniversary  that  occurs  on or
----------------------------------------------------------  before the  contract  owner turns age 80, we compare
There is no maximum,  however,  the death  benefit will be  the prior  enhanced  death  benefit to the  contract
reduced by adjustments for withdrawals.***                  value  and  select  the  larger  amount  as the  new
                                                            enhanced death benefit.

----------------------------------------------------------- -----------------------------------------------------

* The actual interest rate used for calculating the 5.5% Solution enhanced death benefit for the Liquid Asset and Limited Maturity Bond investment portfolios and the Fixed Account, will be the lesser of (1) 5.5% and (2) the interest rate, positive or negative, providing a yield on the Enhanced Death Benefit equal to the net return for the current valuation period on the contract value allocated to Special Funds. We may, with 30 days notice to you, designate any fund as a Special Fund on existing contracts with respect to new premiums added to such fund and also with respect to new transfers to such funds. Thus, selecting these investments may limit the enhanced death benefit.

** Each premium payment reduced by adjustments for any withdrawals and any associated surrender charges incurred will continue to grow at the 5.5% annual effective rate.

*** Each withdrawal reduces the enhanced death benefit as follows: If total withdrawals in a contract year do not exceed 5.5% of cumulative premiums and did not exceed 5.5% of cumulative premiums in any prior contract year, such withdrawals will reduce the enhanced death benefit by the amount of the withdrawal (and any associated surrender charge) including any Market Value Adjustment. Once withdrawals in any contract year exceed 5.5% of cumulative premiums, withdrawals will reduce the enhanced death benefit in proportion to the reduction in contract value pro rata.

--------------------------------------------------------------------------------
                                CHARGES AND FEES
--------------------------------------------------------------------------------

ADMINISTRATIVE CHARGE

The administrative charge, if applicable, is $30 per contract year.

CHARGES DEDUCTED FROM THE SUBACCOUNTS
     MORTALITY AND EXPENSE RISK CHARGE. The mortality and expense risk charge is deducted each business day. The amount of the mortality and expense risk charge depends on the death benefit you have elected. If you have elected the Standard Death Benefit, the charge, on an annual basis, is equal to 1.25% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .003446% for each day since the previous business day. If you have elected an enhanced death benefit, the charge, on an annual basis, is equal to 1.50% for the Annual Ratchet Enhanced Death Benefit, 1.40% for the 5.5% Solution Enhanced Death Benefit or 1.55% for the Max 5.5 Enhanced Death Benefit, of the assets you have in each subaccount. The charge is deducted each business day at the rate of .004141%, .003863%, or .004280%, respectively, for each day since the previous business day.


This supplement should be retained with your GoldenSelect ES II(R) Prospectus.

































ING  VARIABLE  ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Delaware.

111292                                                                 11/05/01
                                       4

           ES II PROFILE AND PROSPECTUS
                    (FORM ONE)

ING  VARIABLE  ANNUITIES

GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                                   PROFILE OF

                              GOLDENSELECT ES II(R)

            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT

                                NOVEMBER 5, 2001
     -------------------------------------------------------------------
     This Profile incorporates the complete Profile dated May 1, 2001 and augments it with the following changes and additional
     information.
     -------------------------------------------------------------------
--------------------------------------------------------------------------------

4.   THE INVESTMENT PORTFOLIOS

THE FOLLOWING INVESTMENT PORTFOLIOS ARE ADDED TO THE LIST OF INVESTMENT PORTFOLIOS FROM SECTION 4 OF THE MAY 1, 2001 PROFILE. THE AIM VARIABLE INSURANCE FUNDS, PIONEER VARIABLE CONTRACTS TRUST AND THE INVESCO VARIABLE INVESTMENT FUNDS, INC ARE AVAILABLE UNDER YOUR CONTRACT AND ARE DESCRIBED IN THE RESPECTIVE PROSPECTUSES.

 AIM VARIABLE INSURANCE FUNDS           INVESCO VARIABLE INVESTMENT FUNDS, INC.
   AIM V.I. Dent Demographic Trends       INVESCO VIF--Financial Services Fund
   Fund                                   INVESCO VIF--Health Sciences Fund
                                          INVESCO VIF--Utilities Fund
 PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Fund VCT Portfolio
   Pioneer Mid-Cap Value VCT
    Portfolio



5.  EXPENSES

THE FOLLOWING EXPENSE INFORMATION IS ADDED TO THE EXPENSE TABLE IN SECTION 5 FROM THE MAY 1, 2001 PROFILE.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                    EXAMPLES:
                              TOTAL ANNUAL                         TOTAL ANNUAL           TOTAL CHARGES AT THE END OF:
                            INSURANCE CHARGES                         CHARGES              1 YEAR              10 YEARS
                             WITH       W/O      TOTAL ANNUAL      WITH      W/O       WITH       W/O       WITH       W/O
                              THE       ANY       INVESTMENT        THE      ANY        THE       ANY        THE       ANY
                             RIDER     RIDER       PORTFOLIO       RIDER    RIDER      RIDER     RIDER      RIDER     RIDER
  INVESTMENT PORTFOLIO      CHARGES   CHARGE        CHARGES       CHARGES  CHARGE     CHARGES   CHARGE     CHARGES   CHARGE
----------------------------------------------------------------------------------------------------------------------------
 AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Dent
    Demographic Trends       2.95%    1.90%          1.45%        4.40%     3.35%      $124      $114       $453      $364

 PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Fund VCT           2.95%    1.90%          0.93%        3.88%     2.83%      $119      $109       $410      $316
  Pioneer Mid-Cap
    Value VCT                2.95%    1.90%          1.01%        3.96%     2.91%      $120      $109       $417      $323

 INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF--
    Financial Services       2.95%    1.90%          1.09%        4.04%     2.99%      $121      $110       $424      $331
  INVESCO VIF--
    Health Sciences          2.95%    1.90%          1.07%        4.02%     2.97%      $120      $110       $422      $329
  INVESCO VIF--
    Utilities                2.95%    1.90%          1.41%        4.36%     3.31%      $124      $113       $450      $360
----------------------------------------------------------------------------------------------------------------------------


9.  DEATH BENEFIT

THE FOLLOWING REPLACES THE SAME EARNINGS MULTIPLIER BENEFIT RIDER LANGUAGE IN
SECTION 9 FROM THE MAY 1, 2001 PROFILE. EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issues ages 75 or under. It may be added at issue of the Contract or on the next contract anniversary following introduction of the rider in a state, if later. The rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals ("Maximum Base"). Currently, where the rider is added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: 1) the Maximum Base; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus premiums adjusted for withdrawals. If the rider is added to a Contract after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: 1) 150% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus the contract value on the rider effective date, minus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is pro rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for this feature and once selected, it may not be revoked. The earnings enhancement benefit rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see page 5 for a description of the earnings multiplier benefit rider charge.

The rider is available for both non-qualified and qualified contracts. Please see the discussions of possible tax consequences in sections titled "Individual Retirement Annuities," "Taxation of Non-Qualified Contracts," and "Taxation of Qualified Contracts," in the prospectus.

--------------------------------------------------------------------------------
   GOLDEN AMERICAN LIFE INSURANCE COMPANY
   SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

           DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS
                          GOLDENSELECT ES II (R)
--------------------------------------------------------------------------------

                                                               NOVEMBER 5, 2001

     THIS PROSPECTUS INCORPORATES BY REFERENCE THE COMPLETE PROSPECTUS DATED MAY 1, 2001 AND AUGMENTS IT WITH THE FOLLOWING CHANGES AND ADDITIONAL INFORMATION.

     This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated, November 5, 2001, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 2700, West Chester, Pennsylvania 19380 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of the May 1, 2001 prospectus and the SAI is made part of this prospectus by reference.

     THE FOLLOWING INVESTMENT PORTFOLIOS ARE ADDED TO THE INVESTMENT PORTFOLIOS LISTED ON THE BACK OF THE FRONT COVER FROM THE MAY 1, 2001 PROSPECTUS.

 AIM VARIABLE INSURANCE FUNDS           INVESCO VARIABLE INVESTMENT FUNDS, INC.
   AIM V.I. Dent Demographic Trends       INVESCO VIF--Financial Services Fund
   Fund                                   INVESCO VIF--Health Sciences Fund
                                          INVESCO VIF--Utilities Fund
 PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Fund VCT Portfolio
   Pioneer Mid-Cap Value VCT
    Portfolio

AN INVESTMENT IN ANY SUBACCOUNT THROUGH THE AIM VARIABLE INSURANCE FUNDS, THE PIONEER VARIABLE CONTRACTS TRUST OR THE INVESCO VARIABLE INVESTMENT FUNDS, INC. IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY BANK OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE AIM VARIABLE INSURANCE FUNDS, THE PIONEER VARIABLE CONTRACTS TRUST OR THE INVESCO VARIABLE INVESTMENT FUNDS, INC.

--------------------------------------------------------------------------------
                                FEES AND EXPENSES
--------------------------------------------------------------------------------

THE FOLLOWING IS ADDED TO THE FEES AND EXPENSES SECTION FROM THE MAY 1, 2001 PROSPECTUS AFTER THE LISTING FOR THE PROFUNDS ANNUAL EXPENSES.

AIM VARIABLE INSURANCE FUNDS ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio)(1)(2):

   ----------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL    FEE WAIVER AND EXPENSE   TOTAL NET
                                  MANAGEMENT       12B-1       OTHER       PORTFOLIO      REIMBURSEMENTS       PORTFOLIO
      PORTFOLIO                      FEES          FEES       EXPENSES     EXPENSES                            EXPENSES
   ----------------------------------------------------------------------------------------------------------------------
     AIM V.I. Dent Demographic
     Trends                          0.85%         0.25%       0.61%         1.71%            0.26%              1.45%
   -------------------------------------------------------------------------------------------------------------------------

     (1) Figures shown in the table are estimates for the current year and are expressed as a percentage of the Portfolio's average daily net assets.

     (2) The Portfolio's adviser has contractually agreed to waive advisory fees (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the extent necessary to limit the total of the Management Fees and Other Expenses to 1.30%. Further the Portfolio's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Total Net Portfolio Expenses to 1.45%.


PIONEER VARIABLE CONTRACTS TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio)(1):

   ---------------------------------------------------------------------------
                                INVESTMENT                            TOTAL
                                MANAGEMENT     12B-1      OTHER     PORTFOLIO
      PORTFOLIO                     FEE         FEE     EXPENSES     EXPENSES
   ---------------------------------------------------------------------------
     Pioneer Fund VCT              0.65%       0.25%      0.03%       0.93%
     Pioneer Mid-Cap Value VCT     0.65%       0.25%      0.11%       1.01%
   ---------------------------------------------------------------------------

     (1) Fees and expenses based on portfolio's latest fiscal year ended December 31, 2000.

INVESCO VARIABLE INVESTMENT FUNDS, INC. ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

 -------------------------------------------------------------------------------
                                   MANAGEMENT    12B-1       OTHER      TOTAL
  PORTFOLIO                           FEES      FEES(1) EXPENSES(2)(3) EXPENSES
 -------------------------------------------------------------------------------
 INVESCO VIF-- Financial Services     0.75%      0.00%       0.34%      1.09%
 INVESCO VIF-- Health Sciences        0.75%      0.00%       0.32%      1.07%
 INVESCO VIF-- Utilities              0.60%      0.00%       0.81%      1.41%
 -------------------------------------------------------------------------------

     (1) Although the Funds may deduct a distribution or 12b-1 fee, the Funds currently do not.

     (2) The Funds' actual Other Expenses and Total Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset agreement.

     (3) Certain expenses of the Funds were absorbed voluntarily by INVESCO Funds Group Inc. ("INVESCO") pursuant to a commitment between the Funds and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the INVESCO VIF - Financial Services and the INVESCO VIF - Health Sciences portfolios' Other Expenses and Total Expenses for the fiscal year ended December 31, 2000 were reduced by insignificant amounts. For the INVESCO VIF - Utilities portfolio, after absorption, but excluding any expense offset arrangements, the portfolio's Other Expenses and Total Expenses for the fiscal year ended December 31, 2000 were 0.62% and 1.22%, respectively.

SEE THE PROSPECTUSES OF THE AIM VARIABLE INSURANCE FUNDS, THE PIONEER VARIABLE CONTRACTS TRUST OR THE INVESCO VARIABLE INVESTMENT FUNDS, INC. FOR ADDITIONALINFORMATION ON MANAGEMENT OR ADVISORY FEES AND IN SOME CASES ON OTHER PORTFOLIO EXPENSES.


EXAMPLES:

THE FOLLOWING EXAMPLES ARE ADDED TO THE RESPECTIVE EXAMPLE TABLES FROM THE MAY 1, 2001 PROSPECTUS.

Example 1:

      --------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      --------------------------------------------------------------------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                  $124              $193             $263              $453

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                  $119              $178             $240              $410
        Pioneer Mid-Cap Value VCT                         $120              $181             $243              $417

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                  $121              $183             $247              $424
        INVESCO VIF-- Health Sciences                     $120              $182             $246              $422
        INVESCO VIF-- Utilities                           $124              $192             $262              $450
      --------------------------------------------------------------------------------------------------------------------


Example 2:

      --------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      --------------------------------------------------------------------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                   $44              $133             $223              $453

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                   $39              $118             $200              $410
        Pioneer Mid-Cap Value VCT                          $40              $121             $203              $417

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                   $41              $123             $207              $424
        INVESCO VIF-- Health Sciences                      $40              $122             $206              $422
        INVESCO VIF-- Utilities                            $44              $132             $222              $450
      --------------------------------------------------------------------------------------------------------------------

Example 3:

      --------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      --------------------------------------------------------------------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                  $114              $163             $215              $364

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                  $109              $148             $189              $316
        Pioneer Mid-Cap Value VCT                         $109              $150             $193              $323

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                  $110              $152             $197              $331
        INVESCO VIF-- Health Sciences                     $110              $152             $196              $329
        INVESCO VIF-- Utilities                           $113              $162             $213              $360
      --------------------------------------------------------------------------------------------------------------------

Example 4:

      --------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      --------------------------------------------------------------------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                   $34              $103             $175              $364

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                   $29              $ 88             $149              $316
        Pioneer Mid-Cap Value VCT                          $29              $ 90             $153              $323

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                   $30              $ 92             $157              $331
        INVESCO VIF-- Health Sciences                      $30              $ 92             $156              $329
        INVESCO VIF-- Utilities                            $33              $102             $173              $360
      --------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   THE TRUSTS
--------------------------------------------------------------------------------
THE FOLLOWING LANGUAGE IS ADDED TO THE MAY 1, 2001 PROSPECTUS DESCRIBING THE NEW TRUSTS.

The AIM Variable Insurance Funds is also a mutual fund whose shares are available to separate accounts of life insurance companies, including Golden American. The address of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

The Pioneer Variable Contracts Trust is also a mutual fund whose shares are available to separate accounts of life insurance companies, including Golden American. The address of Pioneer Variable Contracts Trust is 60 State Street, Boston, MA 02109.

INVESCO Variable Investment Funds, Inc. is also a mutual fund whose shares are available to separate accounts of life insurance companies, including Golden American. The address of the INVESCO Variable Investment Funds, Inc. is 7800 East Union Avenue, Denver, CO 80237.

In the event that, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts conflict, and in addition to those listed in the May 1, 2001 Prospectus, the AIM Variable Insurance Funds, the Pioneer Variable Contracts Trust, the Board of Directors of the INVESCO Variable Investment Funds, Inc., and the management of A I M Advisors, Inc., Pioneer Investment Management, Inc. and INVESCO Funds Group, Inc., and any other insurance companies participating in the Trusts will monitor events to identify and resolve any material conflicts that may arise.

YOU WILL FIND MORE DETAILED INFORMATION ABOUT THE AIM VARIABLE INSURANCE FUNDS, THE PIONEER VARIABLE CONTRACTS TRUST AND THE INVESCO VARIABLE INVESTMENT FUNDS, INC. AND IN THE ACCOMPANYING PROSPECTUS FOR EACH TRUST. YOU SHOULD READ THEM CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                            THE INVESTMENT PORTFOLIOS
--------------------------------------------------------------------------------

THE FOLLOWING LANGUAGE IS ADDED TO THE INVESTMENT OBJECTIVES SECTION FROM THE MAY 1, 2001 PROSPECTUS.

      INVESTMENT PORTFOLIO                   INVESTMENT OBJECTIVE

      --------------------------------------------------------------------------
      INVESTMENT PORTFOLIO                   INVESTMENT OBJECTIVE
      --------------------------------------------------------------------------

      AIM VARIABLE INSURANCE FUNDS
      AIM V.I. Dent Demographic  Trends      Seeks long-term growth of capital.
      Fund                                   Invests primarily in securities
                                             that are likely to benefit from
                                             changing demographic, economic and
                                             lifestyle trends.
                                             -----------------------------------

      PIONEER VARIABLE CONTRACTS TRUST
      Pioneer Fund VCT Portfolio             Seeks reasonable income and capital
                                             growth.

                                             Invests a major portion of its
                                             assets in equity securities of
                                             primarily U.S. companies, that are
                                             reasonably priced rather than
                                             priced to reflect premium resulting
                                             from companies' current market
                                             popularity.
                                             -----------------------------------

      Pioneer Mid-Cap Value VCT Portfolio    Seeks capital appreciation.

                                             Invests primarily in common stocks
                                             of mid-size companies with market
                                             values within the range of market
                                             values of companies included in
                                             Standard & Poor's MidCap 400 Index.
                                             -----------------------------------

      INVESCO VARIABLE INVESTMENT FUNDS, INC.
      INVESCO VIF-- Financial Services       Seeks growth.
      Fund
                                             Aggressively managed and invests
                                             primarily in equity securities of
                                             companies involved in the financial
                                             services sector.
                                             -----------------------------------

      INVESCO VIF -- Health Sciences         Seeks growth.
      Fund
                                             Aggressively managed and invests
                                             primarily in equity securities of
                                             companies that develop, produce or
                                             distribute products or services
                                             related to health care.
                                             -----------------------------------

      INVESCO VIF -- Utilities Fund          Seeks growth and current income.

                                             Aggressively managed and invests
                                             primarily in equity securities of
                                             companies that produce, generate,
                                             transmit or distribute natural gas
                                             or electricity, as well as, in
                                             companies that provide
                                             telecommunications services,
                                             including local, long distance and
                                             wireless, and excluding
                                             broadcasting.
                                             -----------------------------------

THE FOLLOWING LANGUAGE IS ADDED TO THE INVESTMENT MANAGEMENT FEES SECTION FROM THE MAY 1, 2001 PROSPECTUS.

A I M Advisors, Inc. ("AIM") serves as the overall investment advisor to the AIM Variable Insurance Funds and is responsible for day-to-day management. AIM supervises all aspects of fund operations. AIM has engaged H.S. Dent Advisor, Inc. to serve as subadvisor and provide AIM with microeconomic, thematic, demographic, lifestyle trends and sector research, custom reports and investment and market capitalization recommendations to the fund.

Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser to the Pioneer Variable Contracts Trust. The Pioneer Variable Contracts Trust pays Pioneer a monthly advisory fee based on the daily net assets of each portfolio.

INVESCO Funds Group, Inc. ("INVESCO") serves as investment adviser for the INVESCO Variable Investment Funds, Inc. INVESCO, with its affiliated companies, directs all aspects of the management of the INVESCO Variable Investment Funds, Inc. The INVESCO Variable Investment Funds, Inc. pays INVESCO a monthly advisory fee based on the average daily net assets of each portfolio.

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, three portfolios may deduct a distribution or 12b-1 fee but currently do not. Based on actual portfolio experience in 2000, together with estimated costs for new portfolios, total estimated portfolio fees and charges for 2001 range from 0.55% to 1.86%. See "Fees and Expenses" in this prospectus and the May 1, 2001 Prospectus.

--------------------------------------------------------------------------------
                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

In addition to the portfolios listed in May 1, 2001, the Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the AIM Variable Insurance Funds, the Pioneer Variable Contracts Trust and the INVESCO Variable Investment Funds, Inc. through Separate Account B.

THE FOLLOWING PARAGRAPH REPLACES THE SAME PARAGRAPH FROM THE MAY 1, 2001 PROSPECTUS.

THE SUBACCOUNTS

Each of the 45 subaccounts of Separate Account B offered under this prospectus invests in an investment portfolio with its own distinct investment objectives and policies. Each subaccount of Separate Account B invests in a corresponding portfolio of the GCG Trust, the PIMCO Variable Insurance Trust, the Credit Suisse Warburg Pincus Trust, the Pilgrim Variable Insurance Trust, the Prudential Series Fund, the Pilgrim Variable Products Trust, the ProFunds, the AIM Variable Insurance Funds, the Pioneer Variable Contracts Trust or the INVESCO Variable Investment Funds, Inc.

--------------------------------------------------------------------------------
                              DEATH BENEFIT CHOICES
--------------------------------------------------------------------------------
THE FOLLOWING PARAGRAPHS REPLACE THE EXISTING EARNINGS MULTIPLIER BENEFIT RIDER SECTION FROM THE MAY 1, 2001 PROSPECTUS.

EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issues ages 75 or under. It may be added at issue of the Contract or on the next contract anniversary following introduction of the rider in a state, if later. The rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals ("Maximum Base"). Currently, where the rider is added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: 1) the Maximum Base; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus premiums adjusted for withdrawals ("Benefit Base"). If the rider is added to a Contract after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: 1) 150% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus the contract value on the rider effective date, minus subsequent premiums adjusted for subsequent withdrawals ("Benefit Base"). The adjustment to the benefit for withdrawals is pro rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for the earnings multiplier benefit rider and once selected, it may not be revoked. The earnings enhancement benefit rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see page 2 of this prospectus for a description of the charge.

The rider is available for both non-qualified and qualified contracts. Please see the discussions of possible tax consequences in sections titled "Individual Retirement Annuities," "Taxation of Non-Qualified Contracts," and "Taxation of Qualified Contracts," in this prospectus.

THE FOLLOWING PARAGRAPH IN "CONTINUATION AFTER DEATH--SPOUSE" REPLACES THE SAME FROM THE MAY 1, 2001 PROSPECTUS.

The earnings multiplier benefit rider will continue, if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted contract value. The calculation of the benefit going forward will be: 1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; 2) computed as if the rider was added to the Contract after issue and after the increase; and 3) based on the Maximum Base and percentages in effect on the original rider date. However, we may in the future permit the surviving spouse to elect to use the then current Maximum Base and percentages in the benefit calculation.


--------------------------------------------------------------------------------
                                CHARGES AND FEES
--------------------------------------------------------------------------------
THE FOLLOWING PARAGRAPH REPLACES THE SAME PARAGRAPH OF TRUST EXPENSES SECTION FROM THE MAY 1, 2001 PROSPECTUS.

TRUST EXPENSES

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, five portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and nine portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. There are an additional three portfolios that may deduct a distribution or 12b-1 fee but currently do not. Based on actual portfolio experience in 2000, together with estimated costs for new portfolios, total estimated portfolio fees and charges for 2001 range from 0.55% to 1.86%. See "Fees and Expenses" in this prospectus.


--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------
THE FOLLOWING PARAGRAPH REPLACES THE SAME PARAGRAPH OF EXPERTS SECTION FROM THE MAY 1, 2001 PROSPECTUS.

EXPERTS

The audited consolidated financial statements of Golden American at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and Separate Account B at December 31, 2000 and the related statements of operations an changes in net assets for the periods disclosed in the financial statements, appearing in this prospectus or in the SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in this prospectus or in the SAI and in the Registration Statement, and are included or incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------
                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

THE FOLLOWING PARAGRAPH APPEARS BEFORE THE "WITHOLDING" PARAGRAPH FO THE "TAXATION OF QUALIFIED CONTRACTS" SECTION FROM THE MAY 1, 2001 PROSPECTUS.

     SEPARATE ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that charges for certain optional benefits and riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat the quarterly charges deducted for the earnings multiplier benefit rider as taxable withdrawals, which might also be subject to a tax penalty if the withdrawal occurs before you reach age 59 1/2. Although we do not believe that the charges we deduct for the earnings multiplier benefit rider or any other optional benefit or rider provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit or rider under the Contract.

THE FOLLOWING PARAGRAPH IS ADDED FOLLOWING THE "INDIVIDUAL RETIREMENT ANNUITIES" PARAGRAPH OF THE MAY 1, 2001 PROSPECTUS:

IRA's generally may not invest in life insurance contracts. We do not believe a death benefit under an annuity contract that is equal to the greater of premiums paid (less withdrawals) or contact value will be treated as life insurance. However, the enhanced death benefits and earnings enhancement benefit under this Contract may exceed the greater of premiums paid (less withdrawals) and contract value. We have previously received IRS approval of the form of the Contract, including the enhanced death benefit feature, for use as an IRA. THE CONTRACT WITH BOTH ENHANCED DEATH BENEFITS AND THE EARNINGS MULTIPLIER BENEFIT HAS BEEN FILED WITH THE IRS FOR APPROVAL FOR USE AS AN IRA. HOWEVER, THERE IS NO ASSURANCE THAT THE IRS WILL GIVE THIS APPROVAL OR THAT THE CONTRACT MEETS THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the enhanced death benefit options and earnings multiplier benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax qualification, which could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. YOU SHOULD CONSULT YOUR TAX ADVISOR IF YOU ARE CONSIDERING ADDING AN ENHANCED DEATH BENEFIT OR EARNINGS MULTIPLIER BENEFIT TO YOUR CONTRACT IF IT IS AN IRA.

--------------------------------------------------------------------------------
        MORE INFORMATION ABOUT GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

THIS "MORE INFORMATION ABOUT GOLDEN AMERICAN LIFE INSURANCE COMPANY" SECTION REPLACES THE SAME FROM THE MAY 1, 2001 PROSPECTUS.

SELECTED FINANCIAL DATA

The following selected financial data prepared in accordance with generally accepted accounting principles ("GAAP") for Golden American should be read in conjunction with the financial statements and notes thereto included in this prospectus. On October 24, 1997, PFHI Holdings, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable of Iowa"), according to a merger agreement among Equitable of Iowa, PFHI and ING Groep N.V. (the "ING acquisition"). On August 13, 1996, Equitable of Iowa acquired all of the outstanding capital stock of BT Variable, Inc., then the parent of Golden American (the "Equitable acquisition"). For financial statement purposes, the ING acquisition was accounted for as a purchase effective October 25, 1997 and the Equitable acquisition was accounted for as a purchase effective August 14, 1996. As a result, the financial data presented below for periods after October 24, 1997, are presented on the Post-Merger new basis of accounting, for the period August 14, 1996 through October 24, 1997, are presented on the Post-Acquisition basis of accounting, and for August 13, 1996 and prior periods are presented on the Pre-Acquisition basis of accounting.

                                                       SELECTED GAAP BASIS FINANCIAL DATA
                                                                 (IN THOUSANDS)
                                                                   POST-MERGER

                                        ----------------------------------------------------------------------------------
                                        For the Period                                                      For the Period
                                          January 31,     For the Year     For the Year    For the Year       October 25,
                                         2001 through         Ended            Ended           Ended         1997 through
                                           June 30,       December 31,     December 31,    December 31,      December 31,
                                             2001             2000             1999            1998              1997
                                        --------------    ------------     ------------    ------------     --------------
Annuity and Interest
    Sensitive Life

    Product Charges.................    $      84,284    $      144,877    $     82,935     $     39,119     $      3,834
Net Income (Loss) before
    Federal Income Tax .............    $      19,842    $       32,862    $     19,737     $     10,353     $       (279)
Net Income (Loss)...................    $      12,135    $       19,180    $     11,214     $      5,074     $       (425)
Total Assets........................    $  12,848,283    $   11,852,677    $  9,392,857     $  4,754,623     $  2,446,395
Total Liabilities...................    $  12,206,786    $   11,235,540    $  8,915,008     $  4,400,729     $  2,219,082
Total Stockholder's Equity..........    $     641,497    $      617,137    $    477,849     $    353,894     $    227,313




                                                              POST-ACQUISITION         |   PRE-ACQUISITION
                                                       ------------------------------  |   ---------------
                                                       For the Period  For the Period  |   For the Period
                                                       January 1,1997    August 14,    |     January 1,
                                                           through      1996 through   |    1996 through
                                                         October 24,    December 31,   |     August 13,
                                                            1997            1996       |        1996
                                                       --------------  --------------  |   ---------------
Annuity and Interest                                                                   |
    Sensitive Life  Product Charges...................   $  18,288      $      8,768   |      $ 12,259
Net Income (Loss) before  Federal Income Tax..........   $    (608)     $        570   |      $  1,736
Net Income (Loss).....................................   $     729      $        350   |      $  3,199
Total Assets..........................................       N/A        $  1,677,899   |         N/A
Total Liabilities.....................................       N/A        $  1,537,415   |         N/A
Total Stockholder's Equity............................       N/A        $    140,484   |         N/A

BUSINESS ENVIRONMENT

The current business and regulatory environment presents many challenges to the insurance industry. The variable annuity competitive environment remains intense and is dominated by a number of large highly rated insurance companies. Increasing competition from traditional insurance carriers as well as banks and mutual fund companies offers consumers many choices. However, overall demand for variable insurance products remains strong for several reasons including: low levels of inflation, moderate interest rate levels, a growing U.S. economy; an aging U.S. population that is increasingly concerned about retirement, estate planning, and maintaining their standard of living in retirement; and potential reductions in government and employer-provided benefits at retirement, as well as lower public confidence in the adequacy of those benefits.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

The purpose of this section is to discuss and analyze Golden American Life Insurance Company's ("Golden American") consolidated results of operations. In addition, some analysis and information regarding financial condition and liquidity and capital resources is provided. This analysis should be read jointly with the consolidated financial statements, related notes, and the Cautionary Statement Regarding Forward-Looking Statements, which appear elsewhere in this report. Golden American reports financial results on a consolidated basis. The consolidated financial statements include the accounts of Golden American and its wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden," and collectively with Golden American, the "Companies").

                              RESULTS OF OPERATION

THE FIRST SIX MONTHS OF 2001
COMPARED TO SAME PERIOD OF 2000

PREMIUMS

                                                                           PERCENTAGE          DOLLAR
FOR THE SIX MONTHS ENDED JUNE 30                            2001             CHANGE            CHANGE         2000
                                                           -------         ----------          ------         ----
                                                                              (Dollars in millions)
Variable annuity premiums:
    Separate account.................................      $  39.2          (94.9)%            $(726.5)     $  765.7
    Fixed account....................................        720.9          103.9                367.3         353.6
Total variable annuity premiums......................        760.1          (32.1)              (359.2)      1,119.3
Fixed annuity premiums...............................          1.6             --                  1.6           --
Variable life premiums...............................          1.0             --                  --            1.0
                                                           -------          -----              -------      --------
Total premiums.......................................      $ 762.7          (31.9)%            $(357.6)     $1,120.3
                                                           =======          =====              =======      ========


For the Companies' variable and fixed insurance contracts, premiums collected are not reported as revenues, but as deposits to insurance liabilities. Revenues for these products are recognized over time in the form of investment spread and product charges.

Variable annuity premiums net of reinsurance decreased 32.1% during the first six months of 2001 compared to the same period of 2000. This decrease is primarily due to ceded variable annuity separate account premiums of $1.2 billion and $0.9 billion for the first six months of 2001 and 2000, respectively, under modified coinsurance agreements. Also contributing to the decrease in variable annuity premiums is a reduction of $462.0 million in variable annuity separate account premiums from the Premium Plus product in the first three months of 2001 as compared to the first three months of 2000. Offsetting these decreases is an increase in fixed account premiums from $353.6 million in 2000 to $720.9 million in 2001. This increase is primarily due to sales of the Guarantee product, a registered fixed annuity product introduced in the last quarter of 2000. Sales for this product totaled $358.0 million in the first six months of 2001. During the first six months of 2001, First Golden began selling two fixed annuity products, a Flex Annuity and a Multi-Year Guarantee Annuity.

Premiums, net of reinsurance, for variable products from a significant broker/dealer having at least ten percent of total sales for the six months ended June 30, 2001 totaled $72.4 million, or 10% of total premiums ($131.4 million, or 12% from a significant broker/dealer for the six months ended June 30, 2000). Gross premiums for variable products from a significant broker/dealer having at least ten percent of total sales for the six months ended June 30, 2001, totaled $214.6 million, or 11% of total gross premiums ($450.0 million, or 22%, from two significant broker/dealers for the six months ended June 30,
2000).

REVENUES

                                                                           PERCENTAGE         DOLLAR
FOR THE SIX MONTHS ENDED JUNE 30                            2001             CHANGE           CHANGE          2000
                                                           -------         ----------          ------         ----
                                                                              (Dollars in millions)
Annuity and interest sensitive life product
    charges..........................................       $84.3             20.9%            $14.6        $ 69.7
Management fee revenue...............................        12.4             26.2               2.6           9.8
Net investment income................................        42.8             34.6              11.0          31.8
Realized losses on investments.......................        (1.9)           (27.2)              0.7          (2.6)
                                                           ------            -----             -----        ------
                                                           $137.6             26.5%            $28.9        $108.7
                                                           ======            =====             =====        ======

Total revenues increased 26.5% in the first six months of 2001 from the same period in 2000. Annuity and interest sensitive life product charges increased 20.9% in the first six months of 2001 due to additional fees earned from the higher average block of business under management in the variable separate accounts and higher surrender charges.

Golden American provides certain managerial and supervisory services to Directed Services, Inc. ("DSI"). The fee paid to Golden American for these services, which is calculated as a percentage of average assets in the variable separate accounts, was $11.5 million and $9.0 million for the first six months of 2001 and 2000, respectively. This increase was due to the increasing average assets in the variable separate accounts and renegotiation of the fee paid by DSI to Golden American during the third quarter of 2000.

Net investment income increased 34.6% in the first six months of 2001 due to a growth in invested assets from June 30, 2000 mainly related to the introduction of the Guarantee product. The Companies had $1.9 million of realized losses on the sale of investments in the first six months of 2001, compared to losses of $2.6 million in the same period of 2000.

EXPENSES

Total insurance benefits and expenses increased $23.3 million, or 27.4%, to $108.2 million in the first six months of 2001 from the same period in 2000. Interest credited to account balances decreased $9.9 million, or 9.9%, to $90.2 million in the first six months of 2001. The premium credit on the Premium Plus product decreased $23.3 million to $50.3 million at June 30, 2001 and the bonus interest on the fixed account decreased $0.6 million to $4.2 million at June 30, 2001. These decreases were partially offset by an increase in interest credited due to higher average account balances associated with the Companies' fixed account options, mainly due to the introduction of the Guarantee product.

Commissions decreased $3.6 million, or 3.2%, to $108.6 million in the first six months of 2001. Insurance taxes, state licenses, and fees increased $0.6 million, or 21.2%, to $3.5 million in the first six months of 2001. Changes in commissions and insurance taxes, state licenses, and fees are generally related to changes in the level and mix or composition of fixed and variable product sales. Most costs incurred as the result of sales have been deferred, thus having very little impact on current earnings.

General expenses increased $16.8 million, or 41.8%, to $57.0 million in the first six months of 2001. The Companies use a network of wholesalers to distribute products, and the salaries and sales bonuses of these wholesalers are included in general expenses. The portion of these salaries and related expenses that varies directly with production levels is deferred thus having little impact on current earnings. Also contributing to this increase in general expenses are additional cost allocations during the first six months of 2001. The increase in general expenses was partially offset by reimbursements received from DSI, Equitable Life Insurance Company of Iowa ("Equitable Life"), Security Life of Denver Insurance Company, an affiliate, Southland Life Insurance Company, an affiliate, and United Life & Annuity Insurance Company, an affiliate, for certain advisory, computer, and other resources and services provided by the Companies.

During the first six months of 2001 and 2000, the value of purchased insurance in force ("VPIF") was adjusted to increase amortization by $245,000 and $707,000, respectively, to reflect changes in the assumptions related to the timing of estimated gross profits. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of June 30, 2001 is $2.0 million for the remainder of 2001, $3.4 million in 2002, $3.0 million in 2003, $2.5 million in 2004, $1.8 million in 2005, and $1.4 million in 2006. Actual amortization may vary based upon changes in assumptions and experience.

Amortization of deferred policy acquisition costs ("DPAC") decreased $6.1 million, or 17.1%, in the first six months of 2001. Deferred policy acquisition costs decreased $72.8 million, or 74.5%, for the six months ended June 30, 2001. The decrease in the amortization and the amount of policy acquisition costs deferred was mainly due to an increase in the amount of deferred costs that have been offset due to the modified coinsurance agreement entered into during the second quarter of 2000.

Expenses and charges reimbursed to Golden American under modified coinsurance agreements increased from $115.8 million for the six months in 2000 to $162.7 million during the first six months in 2001. This was primarily due to a modified coinsurance agreement which was entered into during the second quarter of 2000, with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued after January 1, 2000, excluding those with an interest rate guarantee. Under this reinsurance agreement, $160.9 million in expenses and charges were reimbursed during the first six months of 2001. This reimbursement offset deferred policy acquisition costs and non-deferrable costs related to policies reinsured under this agreement.

Interest expense decreased 6.0%, or $0.6 million, to $9.5 million in the first six months of 2001. Interest expense on a $25 million surplus note issued December 1996 and expiring December 2026 was $1.0 million for the first six months of 2001, unchanged from the same period of 2000. Interest expense on a $60 million surplus note issued in December 1998 and expiring December 2028 was $2.2 million for the first six months of 2001, unchanged from the same period of 2000. Interest expense on a $75 million surplus note, issued September 1999 and expiring September 2029 was $2.9 million for the first six months of 2001 and 2000. Interest expense on a $50 million surplus note, issued December 1999 and expiring December 2029 was $2.0 million for the first six months of 2001 and $2.1 million in 2000. Interest expense on a $35 million surplus note issued December 1999 and expiring December 2029 was $1.4 million for the first six months of 2001 and $1.6 million in 2000. Golden American also paid $25,000 in 2001 and $284,000 in 2000 to ING America Insurance Holdings, Inc. ("ING AIH") for interest on a reciprocal loan agreement. Interest expense on a revolving note payable with SunTrust Bank, Atlanta was $1,000 and $36,000 for the first six months of 2001 and 2000, respectively.

INCOME

Net income was $12.1 million for the first six months of 2001, an increase of $4.0 million, or 50.2% from the same period of 2000.

Comprehensive income for the first six months of 2001 was $17.4 million, an increase of $10.4 million from comprehensive income of $7.0 million in the same period of 2000.

2000 COMPARED TO 1999

PREMIUMS

                                                                           PERCENTAGE        DOLLAR
FOR THE YEAR ENDED DECEMBER 31                              2000             CHANGE          CHANGE            1999
                                                            ----           ----------        ------            ----
                                                                              (Dollars in millions)
Variable annuity premiums:
    Separate account.................................     $1,307.3          (48.0)%          $(1,204.4)       $2,511.7
    Fixed account....................................        793.1            2.9                 22.4           770.7
Total variable annuity premiums......................      2,100.4          (36.0)            (1,182.0)        3,282.4
Variable life premiums...............................          1.6          (81.8)                (7.0)            8.6
                                                          --------          -----            ---------        --------
Total premiums.......................................     $2,102.0          (36.1)%          $(1,189.0)       $3,291.0
                                                          ========          =====            =========        ========


For the Companies' variable insurance contracts, premiums collected are not reported as revenues, but as deposits to insurance liabilities. Revenues for these products are recognized over time in the form of investment spread and product charges.

Variable annuity separate account premiums decreased 48.0% in 2000. Excluded from the variable annuity separate account premiums above are $1,787.9 million and $97.9 million for the years ended December 31, 2000 and 1999, respectively, related to modified coinsurance agreements. The fixed account portion of the Companies' variable annuity premiums increased 2.9% in 2000. Excluding the effect of the modified coinsurance agreements, the increase in premiums resulted from increased sales of existing annuity products and from the introduction of a new annuity product during 2000 called GoldenSelect Guarantee Annuity.

Variable life premiums decreased 81.8% in 2000. In August 1999, Golden American discontinued offering variable life products, but the Companies continue to accept additional premiums from existing policyholders.

Premiums, net of reinsurance, for variable products from a significant broker/dealer having at least ten percent of total sales for the year ended December 31, 2000, totaled $235.3 million, or 11% of total net premiums compared to $918.4 million, or 28%, from two significant broker/dealers for the year ended December 31, 1999. Gross premiums for variable products from two significant broker/dealers having at least ten percent of total sales for the year ended December 31, 2000, totaled $831.0 million, or 21% of total gross premiums compared to $1,018.9 million, or 30%, from two significant broker/dealers for the year ended December 31, 1999.

REVENUES

                                                                           PERCENTAGE        DOLLAR
FOR THE YEAR ENDED DECEMBER 31                              2000             CHANGE          CHANGE           1999
                                                            ----           ----------        ------           ----
                                                                              (Dollars in millions)
Annuity and interest sensitive life product
    charges..........................................      $144.9             74.7%           $62.0          $ 82.9
Management fee revenue...............................        23.0            106.4             11.9            11.1
Net investment income................................        64.1              8.4              4.9            59.2
Realized losses on investments.......................        (6.6)          (124.2)            (3.7)           (2.9)
                                                           ------           ------            -----          ------
                                                           $225.4             50.0%           $75.1          $150.3
                                                           ======           ======            =====          ======

Total revenues increased 50.0%, or $75.1 million, to $225.4 million in 2000. Annuity and interest sensitive life product charges increased 74.7%, or $62.0 million, to $144.9 million in 2000, primarily due to additional fees earned from the increasing block of business in the separate accounts.

Golden American provides certain managerial and supervisory services to DSI, a wholly owned subsidiary of EIC. The fee paid to Golden American for these services, which is calculated as a percentage of average assets in the variable separate accounts, was $21.3 million for 2000 and $10.1 million for 1999. This increase is due to the increasing assets in the separate accounts and renegotiation of the fee paid by DSI to Golden American.

Net investment income increased 8.4%, or $4.9 million, to $64.1 million in 2000 from $59.2 million in 1999, due to increasing investment yields, as well as a larger average amount of assets backing the fixed account options within the variable products.

During 2000, the Companies had net realized losses on investments of $6.6 million, mainly due to sales of fixed maturities, including a $142,000 write down of an impaired fixed maturity. In 1999, the Companies had net realized losses on investments of $2.9 million, including a $1.6 million write down of two impaired fixed maturities.

EXPENSES

                                                                           PERCENTAGE        DOLLAR
FOR THE YEAR ENDED DECEMBER 31                              2000             CHANGE          CHANGE            1999
                                                            ----           ----------        ------            ----
                                                                              (Dollars in millions)
Insurance benefits and expenses:
   Annuity and interest sensitive life benefits:
      Interest credited to account balances..........      $195.1              11.3%         $ 19.8          $175.3
      Benefit claims incurred in excess of
        account balances.............................         4.9             (22.4)           (1.4)            6.3
    Underwriting, acquisition, and insurance
      expenses:
      Commissions....................................       213.7              13.4            25.3           188.4
      General expenses...............................        84.9              41.1            24.7            60.2
      Insurance taxes, state licenses, and fees......         4.5              12.5             0.5             4.0
      Policy acquisition costs deferred..............      (168.4)            (51.4)          178.0          (346.4)
      Expenses and charges reimbursed under
        modified coinsurance agreements..............      (225.8)          2,341.7          (216.6)           (9.2)
      Amortization:
        Deferred policy acquisition costs............        55.2              66.5            22.1            33.1
        Value of purchased insurance in force........         4.8             (23.0)           (1.4)            6.2
        Goodwill.....................................         3.8               --               --             3.8
                                                           ------           -------          ------          ------
                                                           $172.7              41.9%         $ 51.0          $121.7
                                                           ======           =======          ======          ======

Total insurance benefits and expenses increased 41.9%, or $51.0 million, in 2000 from $121.7 million in 1999. Interest credited to account balances increased 11.3%, or $19.8 million, in 2000 from $175.3 million in 1999. The premium credit on the Premium Plus variable annuity product increased $8.2 million to $132.0 million at December 31, 2000. The remaining increase in interest credited relates to higher average account balances and higher average credited rates associated with the Companies' fixed account options within the variable products.

Commissions increased 13.4%, or $25.3 million, in 2000 from $188.4 million in 1999 due to increased sales of the fixed and separate account options in 2000. Insurance taxes, state licenses, and fees increased 12.5%, or $0.5 million, in 2000 from $4.0 million in 1999. Changes in commissions and insurance taxes, state licenses, and fees are generally related to changes in the level and composition of variable product sales. Most costs incurred as the result of sales have been deferred, thus having very little impact on current earnings.

General expenses increased 41.1%, or $24.7 million, in 2000 from $60.2 million in 1999. Management expects general expenses to continue to increase in 2001 as a result of the emphasis on expanding the salaried wholesaler distribution network and the growth in sales. The Companies use a network of wholesalers to distribute products, and the salaries and sales bonuses of these wholesalers are included in general expenses. The portion of these salaries and related expenses that varies directly with production levels is deferred thus having little impact on current earnings. The increase in general expenses was partially offset by reimbursements received from DSI, Equitable Life Insurance Company of
Iowa ("Equitable Life"), an affiliate, ING Mutual Funds Management Co., LLC, an affiliate, Security Life of Denver Insurance Company, an affiliate, Southland Life Insurance Company, an affiliate, and United Life & Annuity Insurance Company, an affiliate, for certain advisory, computer, and other resources and services provided by Golden American.

The Companies' previous balances of DPAC, VPIF, and unearned revenue reserve were eliminated and a new asset of $44.3 million representing VPIF was established for all policies in force at the merger date. During 2000, VPIF established at the merger date of the Companies' Parent and ING, was adjusted to reduce amortization by $1.6 million to reflect changes in the assumptions related to the timing of estimated gross profits. During 1999, VPIF was adjusted to increase amortization by $0.7 million to reflect changes in the assumptions related to the timing of future gross profits. Amortization of DPAC increased $22.1 million, or 66.5%, in 2000. This increase resulted from a growth in deferred policy acquisition costs generated by expenses associated with the large sales volume experienced since December 31, 1999. Deferred policy acquisition costs decreased $178.0 million or 51.4% for the year ended December 31, 2000. This decrease was due to a modified coinsurance agreement which was entered into during the second quarter of 2000, and which resulted in a $223.7 million decrease in deferred policy acquisition costs. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 2000, is $3.9 million in 2001, $3.6 million in 2002, $3.0 million in 2003, $2.4 million in 2004, and $1.9 million in 2005. Actual amortization may vary based upon changes in assumptions and experience.

Expenses and charges reimbursed under modified coinsurance agreements increased by $216.6 million to $225.8 million during 2000 as compared to the year ended December 31, 1999. This was primarily due to a modified coinsurance agreement which was entered into during the second quarter of 2000, with an affiliate, Equitable Life, covering a part of the business issued after January 1, 2000. This reinsurance agreement contributed $218.8 million to expenses and charges reimbursed under modified coinsurance agreements during the year ended December 31, 2000. This was offset by a corresponding decrease in deferred policy acquisition costs and reimbursement of non-deferrable costs related to policies reinsured under this agreement.

Interest expense increased 123.4%, or $11.0 million, in 2000 from $8.9 million in 1999. Interest expense on a $25 million surplus note issued December 1996 and expiring December 2026 was $2.1 million for the year ended December 31, 2000, unchanged from the same period of 1999. Interest expense on a $60 million surplus note issued in December 1998 and expiring December 2028 was $4.4 million for the year ended December 31, 2000, unchanged from the same period of 1999. Interest expense on a $75 million surplus note, issued September 30, 1999 and expiring September 29, 2029 was $5.8 million for the year ended December 31, 2000, and $1.5 million for the year ended December 31, 1999. Interest expense on a $50 million surplus note, issued December 1999 and expiring December 2029 was $4.1 million for the year ended December 31, 2000. Interest expense on a $35 million surplus note issued December 1999 and expiring December 2029 was $3.0 million for the year ended December 31, 2000. Golden American also paid $0.4 million in 2000 and $0.8 million in 1999 to ING AIH for interest on a reciprocal loan agreement. Interest expense on a revolving note payable with SunTrust Bank, Atlanta was $0.1 million and $0.2 million for the years ended December 31, 2000 and 1999, respectively.

INCOME. Net income for 2000 was $19.2 million, an increase of $8.0 million from $11.2 million for 1999.

Comprehensive income for 2000 was $24.3 million, an increase of $21.3 million from comprehensive income of $3.0 million for 1999.

1999 COMPARED TO 1998

PREMIUMS

                                                                           PERCENTAGE        DOLLAR
FOR THE YEAR ENDED DECEMBER 31                              1999             CHANGE          CHANGE            1998
                                                            ----           ----------        ------            ----
                                                                              (Dollars in millions)
Variable annuity premiums:
    Separate account.................................     $2,511.7            71.9%         $1,050.5        $1,461.2
    Fixed account....................................        770.7            30.9             182.0           588.7
                                                          --------           -----          --------        --------
Total variable annuity premiums......................      3,282.4            60.1           1,232.5         2,049.9
Variable life premiums...............................          8.6           (37.8)             (5.2)           13.8
                                                          --------           -----          --------        --------
Total premiums.......................................     $3,291.0            59.5%         $1,227.3        $2,063.7
                                                          ========           =====          ========        ========


For the Companies' variable insurance contracts, premiums collected are not reported as revenues, but as deposits to insurance liabilities. Revenues for these products are recognized over time in the form of investment spread and product charges.

Variable annuity separate account premiums increased 71.9% in 1999. The fixed account portion of the Companies' variable annuity premiums increased 30.9% in 1999. These increases resulted from increased sales of the Premium Plus variable annuity product.

Variable life premiums decreased 37.8% in 1999. In August 1999, Golden American discontinued offering variable life products.

Premiums, net of reinsurance, for variable products from two significant broker/dealers each having at least ten percent of total sales for the year ended December 31, 1999 totaled $918.4 million, or 28% of premiums compared to $528.9 million, or 26%, from two significant broker/dealers for the year ended December 31, 1998.

REVENUES

                                                                        PERCENTAGE        DOLLAR
FOR THE YEAR ENDED DECEMBER 31                              1999          CHANGE          CHANGE         1998
                                                            ----        ----------        ------         ----
                                                                           (Dollars in millions)
Annuity and interest sensitive life product
    charges..........................................     $  82.9         112.0%            $43.8        39.1
Management fee revenue...............................        11.1         131.2               6.3         4.8
Net investment income................................        59.2          39.3              16.7        42.5
Realized gains (losses) on investments...............        (2.9)         93.3              (1.4)       (1.5)
                                                          -------         -----             -----        ----
                                                          $ 150.3          77.0%            $65.4        84.9
                                                          =======         =====             =====        ====

Total revenues increased 77.0%, or $65.4 million, to $150.3 million in 1999. Annuity and interest sensitive life product charges increased 112.0%, or $43.8 million, to $82.9 million in 1999, primarily due to additional fees earned from the increasing block of business in the separate accounts.

Golden American provides certain managerial and supervisory services to DSI. The fee paid to Golden American for these services, which is calculated as a percentage of average assets in the variable separate accounts, was $11.1 million for 1999 and $4.8 million for 1998.

Net investment income increased 39.3%, or $16.7 million, to $59.2 million in 1999 from $42.5 million in 1998, due to growth in invested assets from December 31, 1998, increasing interest rates, and a relative increase in below investment grade investments.

During 1999, the Company had net realized losses on investments of $2.9 million, which includes a $1.6 million write down of two impaired fixed maturities, compared to net realized losses on investments of $1.5 million in 1998 which included a $1.0 million write down of two impaired fixed maturities.

EXPENSES

                                                                           PERCENTAGE        DOLLAR
FOR THE YEAR ENDED DECEMBER 31                              1999             CHANGE          CHANGE            1998
                                                            ----           ----------        ------            ----
                                                                              (Dollars in millions)
Insurance benefits and expenses:
   Annuity and interest sensitive life benefits:
      Interest credited to account balances..........     $ 175.3              84.7%          $  80.4          $ 94.9
      Benefit claims incurred in excess of
        account balances.............................         6.3             200.2               4.2             2.1
   Underwriting, acquisition, and insurance
      expenses:
      Commissions....................................       188.4              55.5              67.2           121.2
      General expenses...............................        60.2              60.2              22.6            37.6
      Insurance taxes, state licenses, and fees......         4.0              (4.0)             (0.1)            4.1
      Policy acquisition costs deferred..............      (346.4)             75.1            (148.6)         (197.8)
      Amortization:
        Deferred policy acquisition costs............        33.1             543.3              28.0             5.1
        Value of purchased insurance in force........         6.2              32.0               1.5             4.7
        Goodwill.....................................         3.8                --                --             3.8
   Expenses and charges reimbursed under
      modified coinsurance agreements................        (9.2)             64.3              (3.6)           (5.6)
                                                          -------             -----             -----          ------
                                                          $ 121.7              73.6%            $51.6          $ 70.1
                                                          =======             =====             =====          ======


Total insurance benefits and expenses increased 73.6%, or $51.6 million, in 1999 from $70.1 million in 1998. Interest credited to account balances increased 84.7%, or $80.4 million, in 1999 from $94.9 million in 1998. The premium credit on the Premium Plus variable annuity product increased $69.3 million to $123.8 million at December 31, 1999. The bonus interest on the fixed account increased $3.0 million to $10.9 million at December 31, 1999. The remaining increase in interest credited relates to higher account balances associated with the Companies' fixed account options within the variable products.

Commissions increased 55.5%, or $67.2 million, in 1999 from $121.2 million in 1998. Insurance taxes, state licenses, and fees decreased 4.0%, or $0.1 million, in 1999 from $4.1 million in 1998. Changes in commissions and insurance taxes, state licenses, and fees are generally related to changes in the level and composition of variable product sales. Insurance taxes, state licenses, and fees are impacted by several other factors, which include an increase in FICA taxes primarily due to bonuses and expenses for the triennial insurance department examination of Golden American, which were offset by a decrease in 1999 of guaranty fund assessments paid. Most costs incurred as the result of sales have been deferred, thus having very little impact on current earnings.

General expenses increased 60.2%, or $22.6 million, in 1999 from $37.6 million in 1998. Management expects general expenses to continue to increase in 2000 as a result of the emphasis on expanding the salaried wholesaler distribution network and the growth in sales. The Companies use a network of wholesalers to distribute products, and the salaries and sales bonuses of these wholesalers are included in general expenses. The portion of these salaries and related expenses that varies directly with production levels is deferred thus having little impact on current earnings. The increase in general expenses was partially offset by reimbursements received from DSI, Equitable Life, ING Mutual Funds Management Co., LLC, an affiliate, Security Life of Denver Insurance Company, an affiliate, Southland Life Insurance Company, an affiliate, and United Life & Annuity Insurance Company, an affiliate, for certain advisory, computer, and other resources and services provided by Golden American.

The Companies' previous balances of DPAC, VPIF, and unearned revenue reserve were eliminated and a new asset of $44.3 million representing VPIF was established for all policies in force at the merger date. During 1999, VPIF was adjusted to increase amortization by $0.7 million to reflect changes in the assumptions related to the timing of estimated gross profits. During 1998, VPIF decreased $2.7 million to adjust the value of other receivables and increased $0.2 million as a result of an adjustment to the merger costs. During 1998,

VPIF was adjusted to reduce amortization by $0.2 million to reflect changes in the assumptions related to the timing of future gross profits. Amortization of DPAC increased $28.0 million, or 543.3%, in 1999. This increase resulted from growth in policy acquisition costs deferred from $197.8 million at December 31, 1998 to $346.4 million at December 31, 1999, which was generated by expenses associated with the large sales volume experienced since December 31, 1998. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1999 is $4.0 million in 2000, $3.6 million in 2001, $3.3 million in 2002, $2.8 million in 2003, and $2.3 million in 2004. Actual amortization may vary based upon changes in assumptions and experience.

Expenses and charges reimbursed under modified coinsurance agreements increased by $3.6 million due primarily to income received under a modified reinsurance agreement with an unaffiliated reinsurer.

Interest expense increased 102.6%, or $4.5 million, in 1999 from $4.4 million in 1998. Interest expense on a $25 million surplus note issued December 1996 and expiring December 2026 was $2.1 million for the year ended December 31, 1999, unchanged from the same period of 1998. Interest expense on a $60 million surplus note issued in December 1998 and expiring December 2028 was $4.3 million for the year ended December 31, 1999. Interest expense on a $75 million surplus note, issued September 30, 1999 and expiring September 29, 2029 was $1.5 million for the year ended December 31, 1999. Golden American also paid $0.8 million in 1999 and $1.8 million in 1998 to ING AIH for interest on a reciprocal loan agreement. Interest expense on a revolving note payable with SunTrust
Bank, Atlanta was $0.2 million and $0.3 million for the years ended
December 31, 1999 and 1998, respectively. In addition, Golden American incurred interest expense of $0.2 million in 1998 on a line of credit with Equitable Life.

INCOME. Net income for 1999 was $11.2 million, an increase of $6.1 million from $5.1 million for 1998.

Comprehensive income for 1999 was $3.0 million, a decrease of $0.9 million from comprehensive income of $3.9 million for 1998.


                               FINANCIAL CONDITION

RATINGS. Currently, the Companies' ratings are A+ by A. M. Best Company, AA+ by Fitch IBCA, Duff & Phelps Credit Rating Company, and AA+ by Standard & Poor's Rating Services ("Standard & Poor's").

INVESTMENTS. The financial statement carrying value and amortized cost basis of the Companies' total investments increased 50.1% and 48.4%, respectively, during the first six months of 2001 after decreasing slightly in 2000. All of the Companies' investments, other than mortgage loans on real estate, are carried at fair value in the Companies' financial statements. The increase in the carrying value of the Companies' investment portfolio was due mainly to net purchases, as well as changes in unrealized appreciation and depreciation of fixed maturities. Growth in the cost basis of the Companies' investment portfolio resulted from the investment of premiums from the sale of the Companies' fixed account options due mainly to the introduction of the Guarantee product. The Companies manage the growth of insurance operations in order to maintain adequate capital ratios. To support the fixed account options of the Companies' insurance products, cash flow was invested primarily in fixed maturities and mortgage loans on real estate.

At June 30, 2001 and December 31, 2000, the Companies investments had a yield of 6.7%. The Companies estimate the total investment portfolio, excluding policy loans, had a fair value approximately equal to 100.4% and 99.3% of amortized cost value at June 30, 2001 and December 31, 2000, respectively.

Fixed Maturities: At June 30, 2001, the Companies had fixed maturities with an amortized cost of $1.2 billion and an estimated fair value of $1.2 billion. The Companies classify 100% of securities as available for sale. Net unrealized appreciation of fixed maturities of $5.2 million was comprised of gross appreciation of $13.9 million and gross depreciation of $8.7 million. Net unrealized holding gains on these securities, net of adjustments for VPIF, DPAC, and deferred income taxes of $1.2 million, were included in stockholder's equity at June 30, 2001.

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At December 31, 2000, the Companies had fixed maturities with an amortized cost of $798.8 million and an estimated fair value of $792.6 million. The Companies classify 100% of securities as available for sale. Net unrealized depreciation of fixed maturities of $6.2 million comprised of gross appreciation of $5.8 million and gross depreciation of $12.0 million. Depreciation of $1.5 million was included in stockholder's equity at December 31, 2000 (net of adjustments of $0.8 million to VPIF, $3.1 million to DPAC, and $0.8 million to deferred taxes).

The individual securities in the Companies' fixed maturities portfolio (at amortized cost) include investment grade securities, which include securities issued by the U.S. government, its agencies, and corporations that are rated at least A- by Standard & Poor's Rating Services ("Standard & Poor's") ($589.9 million or 48.1% at June 30, 2001 and $519.9 million or 65.1% at December 31,
2000), that are rated BBB+ to BBB- by Standard & Poor's ($239.7 million or 19.6% at June 30, 2001 and $117.9 million or 14.7% at December 31, 2000), and below investment grade securities, which are securities issued by corporations that are rated BB+ and lower by Standard & Poor's ($118.5 million or 9.6% at June 30, 2001 and $53.5 million or 6.7% at December 31, 2000). Securities not rated by Standard & Poor's had a National Association of Insurance Commissioners ("NAIC") rating of 1, 2, 3, 4, 5, or 6 ($278.0 million or 22.7% at June 30, 2001 and
$106.9 million or 13.4% at December 31, 2000). The Companies' fixed maturity investment portfolio had a combined yield at amortized cost of 6.9% and 6.8% at June 30, 2001 and December 31, 2000, respectively.

Fixed maturities rated BBB+ to BBB- may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than is the case with higher rated fixed maturities.

At June 30, 2001, the amortized cost value of the Companies' total investments in below investment grade securities, excluding mortgage-backed securities, was $133.3 million, or 8.9%, of the Companies' investment portfolio ($65.1 million, or 6.4% at December 31, 2000). The Companies do not expect the percentage of the portfolio invested in below investment grade securities, excluding mortgage-backed securities, to exceed 10% of the investment portfolio. At June 30, 2001, the yield at amortized cost on the Companies' below investment grade portfolio was 8.4% compared to 6.9% for the Companies' investment grade corporate bond portfolio. At December 31, 2000, the yield at amortized cost on the Companies' below investment grade portfolio was 8.2% compared to 6.6% for the Companies' investment grade corporate bond portfolio. The Companies estimate the fair value of the below investment grade portfolio was $131.2 million, or 98.4% of amortized cost value, at June 30, 2001 ($60.2 million, or 92.6% of amortized cost value, at December 31, 2000).

Below investment grade securities have different characteristics than investment grade corporate debt securities. Risk of loss upon default by the borrower is significantly greater with respect to below investment grade securities than with other corporate debt securities. Below investment grade securities are generally unsecured and are often subordinated to other creditors of the issuer. Also, issuers of below investment grade securities usually have higher levels of debt and are more sensitive to adverse economic conditions, such as a recession or increasing interest rates, than are investment grade issuers. The Companies attempt to reduce the overall risk in the below investment grade portfolio, as in all investments, through careful credit analysis, strict investment policy guidelines, and diversification by company and by industry.

The Companies analyze the investment portfolio, including below investment grade securities, at least quarterly in order to determine if the Companies' ability to realize the carrying value on any investment has been impaired. For debt and equity securities, if impairment in value is determined to be other than temporary (i.e. if it is probable the Companies will be unable to collect all amounts due according to the contractual terms of the security), the cost basis of the impaired security is written down to fair value, which becomes the new cost basis. The amount of the write-down is included in earnings as a realized loss. Future events may occur, or additional or updated information may be received, which may necessitate future write-downs of securities in the Companies' portfolio. Significant write-downs in the carrying value of investments could materially adversely affect the Companies' net income in future periods.

During the first six months of 2001 and the year ended December 31, 2000, fixed maturities designated as available for sale with a combined amortized cost of $233.3 million and $211.3 million, respectively, were sold, called, or repaid by their issuers. In total, net pre-tax losses from sales, calls, and repayments of



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fixed maturities  amounted to $0.5 million in the first six months to June 2001.
During the first six months of 2001, Golden American determined that the carrying value of three impaired bonds exceeded their estimated net realizable value. As a result, at June 30, 2001, Golden American recognized a total pre-tax loss of approximately $679,000 to reduce the carrying value of the bonds to their net realizable value of $365,000. For year ended December 31, 2000, net pre-tax losses from sales, calls, and repayment of fixed maturities amounted to $6.1 million, excluding the $142,000 pre-tax loss recognized in June 2000 to reduce the carrying value of an impaired bond to its net realizable value of $315,000.

Equity Securities: As of December 31, 2000, equity securities at market represent 0.7% of the fair value of the Companies' investment portfolio. At December 31, 2000, the Companies owned equity securities with a cost of $8.6 million and an estimated fair value of $6.8 million. Net unrealized depreciation of equity securities was comprised entirely of gross depreciation of $1.8 million. Equity securities are primarily comprised of investments in shares of the mutual funds underlying the Companies' registered separate accounts.

Mortgage Loans on Real Estate: Mortgage loans on real estate represent 10.0% and 9.9% of the Companies' investment portfolio at June 30, 2001 and December 31, 2000, respectively. Mortgages outstanding were $150.6 million at June 30, 2001 with an estimated fair value of $151.1 million. Mortgages outstanding at amortized cost were $99.9 million at December 31, 2000 with an estimated fair value of $100.5 million. The Companies' mortgage loan portfolio includes 60 loans with an average size of $2.5 million at June 30, 2001. The Companies' mortgage loans on real estate are typically secured by occupied buildings in major metropolitan locations and not speculative developments and are diversified by type of property and geographic location. Mortgage loans on real estate have been analyzed by geographical location with concentrations by state identified as Ohio (17% in 2001 and 4% in 2000) and California (16% in 2001 and 15% in 2000).
There are no other concentrations of mortgage loans on real estate in any state exceeding ten percent at June 30, 2001 and December 31, 2000. Mortgage loans on real estate have also been analyzed by collateral type with significant concentrations identified in office buildings (24% in 2001 and 29% in 2000), industrial buildings (27% in 2001 and 35% in 2000), retail facilities (24% in 2001 and 18% in 2000), and multi-family apartments (21% in 2001 and 10% in
2000). At June 30, 2001 and December 31, 2000, the yield on the Companies' mortgage loan portfolio was 7.1% and 7.3%, respectively.

Mortgage loans on real estate represent 9.9% of the Companies' investment portfolio. Mortgages outstanding at amortized cost were $99.9 million at December 31, 2000 with an estimated fair value of $100.5 million. The Companies' mortgage loan portfolio includes 56 loans with an average size of $1.8 million and average seasoning of 0.6 years if weighted by the number of loans. The Companies' mortgage loans on real estate are typically secured by occupied buildings in major metropolitan locations and not speculative developments and are diversified by type of property and geographic location. Mortgage loans on real estate have been analyzed by geographical location with concentrations by state identified as California (15% in 2000 and 12% in 1999), and Utah (9% in 2000, 10% in 1999). There are no other concentrations of mortgage loans on real estate in any state exceeding ten percent at December 31, 2000 and 1999. Mortgage loans on real estate have also been analyzed by collateral type with significant concentrations identified in office buildings (29% in 2000, 34% in 1999), industrial buildings (35% in 2000, 33% in 1999), retail facilities (18% in 2000, 19% in 1999), and multi-family apartments (10% in 2000 and 10% in
1999). At December 31, 2000, the yield on the Companies' mortgage loan portfolio was 7.3%.

At June 30, 2001 and December 31, 2000, no mortgage loan on real estate was delinquent by 90 days or more. The Companies' loan investment strategy is consistent with other life insurance subsidiaries of ING in the United States. The Companies have experienced a historically low default rate in their mortgage loan portfolios.

OTHER ASSETS. Reinsurance recoverables increased $9.4 million during the first six months of 2001 and $19.1 million during 2000, due largely to an increase of $6.8 million during the first six months of 2001 and $14.6 million during 2000 in reinsurance reserves from an intercompany reinsurance agreement between Golden American and Security Life of Denver International Limited. On December 28, 2000, effective January 1, 2000, Golden American entered into a reinsurance agreement with Security Life of Denver International Limited, an affiliate, covering variable annuity minimum guaranteed death benefits and minimum guaranteed living benefits. The remainder of the increase in 2000 was mainly due to an increase in reinsurance receivable from surrenders, and was consistent with an increase in ceded premiums from 1999 to 2000.

Amounts due from affiliates were $68,000 and $38.8 million at June 30, 2001 and December 31, 2000, respectively. At December 31, 2000, the companies had a receivable of $35.0 million related to a capital contribution from its parent Equitable of Iowa. Most of the remaining balance at December 31, 2000 was due to receivable for management fee revenues. The increase was due to higher management fees in the current year as well as the timing of the receivable settlement.

Accrued investment income decreased $1.6 million during 2000, due to a shift from long-term to short-term investments at December 31, 2000 as compared to December 31, 1999.

DPAC represents certain deferred costs of acquiring new insurance business, principally first year commissions and interest bonuses, premium credits, and other expenses related to the production of new business after the acquisition of Equitable of Iowa and its subsidiaries by ING Groep N.V. ("ING Group") on October 24, 1997 (the "acquisition date"). The Companies' previous balances of DPAC and VPIF were eliminated as of the acquisition date, and an asset representing VPIF was established for all policies in force at the acquisition date. VPIF is amortized into income in proportion to the expected gross profits of in force acquired business in a manner similar to DPAC amortization. Any expenses which vary directly with the sales of the Companies' products are deferred and amortized. At June 30, 2001, the Companies had DPAC and VPIF balances of $624.6 million and $22.3 million, respectively ($635.1 million and $25.9 million, respectively, at December 31, 2000). During the first

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six months of 2001 and 2000, VPIF was adjusted to increase amortization by
$245,000 and by $707,000, respectively, to reflect changes in the assumptions related to the timing of estimated gross profits.

Goodwill totaling $151.1 million, representing the excess of the acquisition cost over the fair value of net assets acquired, was established at the merger date. Accumulated amortization of goodwill as of June 30, 2001 and December 31, 2000 was $13.9 million and $11.9 million, respectively.

Other assets increased $22.3 million during first six months of 2001 and $29.5 million during 2000, due mainly to increases in the receivable for securities sold.

At June 30, 2001, the Companies had $10.4 billion of separate account assets compared to $9.8 billion at December 31, 2000. At December 31, 2000, the Companies had $9.8 billion of separate account assets compared to $7.6 billion at December 31, 1999. The increase in separate account assets resulted from sales of the Companies' variable annuity products, net of redemptions and reinsurance, and from net policyholder transfers to the separate account options from the fixed account options within the variable products. The increase was partially offset by negative equity market returns.

At June 30, 2001, the Companies had total assets of $12.8 billion, an 8.4% increase from December 31, 2000. At December 31, 2000, the Companies had total assets of $11.9 billion, a 26.2% increase from December 31, 1999.

LIABILITIES. During the six months ended June 30, 2001, future policy benefits for annuity and interest sensitive life products increased $393.9 million, or 37.1%, to $1.5 billion reflecting net sales of the Companies' fixed account net of transfers to the separate account options.

During the year ended December 31, 2000, future policy benefits for annuity and interest sensitive life products increased $29.2 million, or 2.8%, to $1.1 billion reflecting mainly an increase in reserves due to the introduction of minimum guaranteed living benefits as new riders available to policyholders as of February, 2000 on certain variable products. Sales, net of redemptions and reinsurance, and increased transfer activity to the separate account options accounted for the $2.2 billion, or 30.0%, increase in separate account liabilities to $9.8 billion at December 31, 2000.

On December 30, 1999, Golden American issued a $50 million, 8.179% surplus note to Equitable Life, which matures on December 29, 2029. On December 8, 1999, Golden American issued a $35 million, 7.979% surplus note to First Columbine Life Insurance Company, an affiliate, which matures on December 7, 2029. On September 30, 1999, Golden American issued a $75 million, 7.75% surplus note to ING AIH, which matures on September 29, 2029. On December 30, 1999, ING AIH assigned the surplus note to Equitable Life. On December 30, 1998, Golden American issued a $60 million, 7.25% surplus note to Equitable Life, which matures on December 29, 2028. On December 17, 1996, Golden American issued a $25 million, 8.25% surplus note to Equitable Life, which matures on December 17, 2026. As a result of the merger of Equitable Life into EIC, the surplus note is now payable to EIC.

Amounts due to affiliates decreased $4.8 million or 24.0% to $15.1 million during the first six months of 2001. This is mainly due to the partial cash settlement of a liability for the modified coinsurance agreement with Equitable Life.

During the year ended December 31, 2000, amounts due to affiliates increased by $7.2 million from $12.7 million at December 31, 1999 to $19.9 million at December 31, 2000. This was mainly due to the overpayment of the cash settlement for the modified coinsurance agreement with an affiliate.

Other liabilities increased $42.0 million or 60.6% to $111.4 million during the first six months of 2001 due to the increase in the payable for securities purchased. Other liabilities increased $16.2 million from $53.2 million at December 31, 1999, due primarily to the timing of the settlement of account transfers, an increase in outstanding checks, and an increased pension liability, partly offset by a decrease in the payable for securities purchased.

The Companies total liabilities increased $971.2 million or 8.6%, during the first six months 2001 and totaled $12.2 billion at June 30, 2001. In conjunction with the volume of variable annuity sales, the Companies' total liabilities increased $2.3 billion, or 26.0%, during 2000 and totaled $11.2 billion at December 31, 2000.

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The effects of inflation and changing prices on the Companies' financial position are not material since insurance assets and liabilities are both primarily monetary and remain in balance. An effect of inflation, which has been low in recent years, is a decline in stockholder's equity when monetary assets exceed monetary liabilities.

STOCKHOLDER'S EQUITY. Additional paid-in capital increased $115.0 million, or 24.5%, from December 31, 1999 to $583.6 million at December 31, 2000, due to capital contributions from the Parent.


                         LIQUIDITY AND CAPITAL RESOURCES

Liquidity is the ability of the Companies to generate sufficient cash flows to meet the cash requirements of operating, investing, and financing activities. The Companies' principal sources of cash are variable annuity premiums and product charges, investment income, maturing investments, proceeds from debt issuance, and capital contributions made by the Parent. Primary uses of these funds are payments of commissions and operating expenses, interest and premium credits, investment purchases, repayment of debt, as well as withdrawals and surrenders.

Net cash provided by operating activities was $165.0 million in the first six months of 2001 compared to net cash provided by operating activities of $33.3 million in the same period of 2000. Net cash provided by operating activities was $72.7 million in 2000 compared to net cash used by operating activities of $74.0 million in 1999. The Companies have predominantly had negative cash flows from operating activities since Golden American started issuing variable insurance products in 1989. These negative operating cash flows result primarily from commissions and other deferrable expenses related to the continued growth in the variable annuity products. For the six months ended June 30, 2001 and 2000, negative operating cash flows have been offset by the effects of a modified coinsurance agreement entered into during the second quarter of 2000 with Equitable Life. This resulted in a net cash settlement of $160.9 million in the first six months of 2001. For the six months ended June 30, 2000, this modified coinsurance resulted in a net cash settlement of $111.8 million. Also contributing to this increase in net cash provided by operating activities is an increase in the payable for securities purchased at June 30, 2001. During 2000, these negative cash flows were offset by the effects of a modified coinsurance agreement entered into with an affiliate which resulted in the reimbursement of policy acquisition costs incorporated in a net cash settlement of $218.8 million. This was partially offset also by the use of cash from increases in reinsurance recoverable, due from affiliates and other assets.

Net cash used in investing activities was $486.4 million during the first six months of 2001 compared to net cash provided by investing activities of $39.5 million in the same period of 2000. This increase in the net cash used in investing activities is primarily due to net purchases of fixed maturities and mortgage loans on real estate during the first six months of 2001 versus net sales in 2000. Net purchases of fixed maturities reached $428.6 million during the first six months of 2001 versus net sales of $22.2 million in the same period of 2000. Net purchases of mortgage loans on real estate reached $50.9 million in the first six months of 2000 versus net purchases of $5.6 million during the same period in 2000. These investment purchases were mainly due to an increase in sales of the Companies fixed account options, primarily from the introduction of the Guarantee product in the fourth quarter of 2000.

Net cash provided by investing activities was $28.0 million during 2000 as compared to net cash used in investing activities of $177.5 million in 1999. This increase is primarily due to lower purchases of fixed maturities during 2000 than in 1999. Net sales of fixed maturities totaled $51.1 million in 2000 versus net purchases of $124.0 million in 1999. This change was mainly due to the relatively constant level policyholder account balances in the fixed account options during 2000 as compared to an increase during 1999, combined with a shift toward short-term investments.

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Net cash provided by financing activities was $309.4 million during the first six months of 2001 compared to net cash used in financing activities of $25.7 million during the same period in 2000. In the first six months of 2001, net cash provided by financing activities was positively impacted by net fixed account deposits of $663.5 million compared to $267.8 million in the same period of 2000 due primarily to the introduction of the Guarantee product in the fourth quarter of 2000. In addition, there was a decrease of $49.6 million in net reallocations to Separate Accounts. In the first six months of 2001, net cash provided by financing activities was negatively impacted by a decrease in capital contributions from the Parent as well as a decrease in the amount of proceeds received from reciprocal loan agreement borrowings. The Companies received $7.0 million and $80.0 million of capital contributions from the Parent in the first six months of 2001 and 2000, respectively. During the first six months of 2000, the Companies received a net amount of $40.0 million from reciprocal loan agreement borrowings.

Net cash used by financing activities was $51.9 million during 2000 as compared to net cash provided by financing activities of $259.2 million during the prior year. In 2000, net cash provided by financing activities was positively impacted by net fixed account deposits of $660.4 million compared to $627.1 million in 1999. This increase was more than offset by net reallocations to the Companies' separate accounts, which increased to $825.9 million from $650.3 million during the prior year. In 2000, another important source of cash provided by financing activities was $115.0 million in capital contributions from the Parent compared to $121.0 million in 1999. Another source of cash provided by financing activities during 1999 was $160.0 million in proceeds from surplus notes. No surplus notes were issued during 2000.

The Companies' liquidity position is managed by maintaining adequate levels of liquid assets, such as cash or cash equivalents and short-term investments. Additional sources of liquidity include borrowing facilities to meet short-term cash requirements. Golden American maintains a $65.0 million reciprocal loan agreement with ING AIH, which expires on December 31, 2007. In addition, the Companies have established an $85.0 million revolving note facility with SunTrust Bank, Atlanta. This revolving note payable was amended and restated in April 2001 with an expiration date of May 31, 2002. Management believes these sources of liquidity are adequate to meet the Companies' short-term cash obligations.

Based on current trends, the Companies expect to continue to use net cash in operating activities before reinsurance. It is anticipated that a continuation of capital contributions from the Parent, the issuance of additional surplus notes, and/or the use of modified coinsurance agreements will cover these net cash outflows. ING AIH is committed to the sustained growth of Golden American. During 2001, ING AIH will maintain Golden American's statutory capital and surplus at the end of each quarter at a level such that: 1) the ratio of Total Adjusted Capital divided by Company Action Level Risk Based Capital exceeds 300%; 2) the ratio of Total Adjusted Capital (excluding surplus notes) divided by Company Action Level Risk Based Capital exceeds 200%; and 3) Golden American's statutory capital and surplus exceeds the "Amounts Accrued for Expense Allowances Recognized in Reserves" as disclosed on page 3, Line 13A of Golden American's statutory statement.

During the first quarter of 1999, Golden American's operations were moved to a new site in West Chester, Pennsylvania. Currently, Golden American occupies 125,000 square feet of leased space. Golden American's New York subsidiary is housed in leased space in New York, New York. The Companies intend to spend approximately $3.9 million on capital needs for 2001.

The ability of Golden American to pay dividends to its Parent is restricted. Prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limit. During 2001, Golden American cannot pay dividends to its Parent without prior approval of statutory authorities.

Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder, Golden American, unless a notice of its intent to declare a dividend and the amount of the dividend has been filed with the New York Insurance Department at least thirty days in advance of the proposed declaration. If the Superintendent of the New York Insurance Department finds the financial condition of First Golden does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to First Golden within thirty days after the filing. The management of First Golden does not anticipate paying dividends to Golden American during 2001.

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The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to monitor the capitalization of insurance companies based upon the type and mixture of risks inherent in a company's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Companies have complied with the NAIC's risk-based capital reporting requirements. Amounts reported indicate that the Companies have total adjusted capital well above all required capital levels.

Reinsurance: Golden American has reinsurance treaties with five unaffiliated reinsurers and three affiliated reinsurers covering a significant portion of the mortality risks and guaranteed death and living benefits under its variable contracts. Golden American remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements.

On June 30, 2000, effective January 1, 2000, Golden American entered into a modified coinsurance agreement with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued on or after January 1, 2000, excluding those with an interest rate guarantee.

On December 28, 2000, Golden American entered into a reinsurance agreement with Security Life of Denver International Limited, an affiliate, covering variable annuity minimum guaranteed death benefits and minimum guaranteed living benefits of variable annuities issued on or after January 1, 2000. An irrevocable letter of credit was obtained through Bank of New York in the amount of $25,000,000 related to this agreement.

On December 29, 2000, First Golden entered into a reinsurance treaty with London Life Reinsurance Company of Pennsylvania, an unaffiliated reinsurer, covering the minimum guaranteed death benefits of First Golden's variable annuities issued on or after January 1, 2000.


                         MARKET RISK AND RISK MANAGEMENT

Asset/liability management is integrated into many aspects of the Companies' operations, including investment decisions, product development, and crediting rates determination. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables include contractholder behavior and the variable separate accounts' performance.

Contractholders bear the majority of the investment risks related to the variable insurance products. Therefore, the risks associated with the investments supporting the variable separate accounts are assumed by contractholders, not by the Companies (subject to, among other things, certain minimum guarantees). The Companies' products also provide certain minimum death and guaranteed living benefits that depend on the performance of the variable separate accounts. Currently, the majority of death and living benefit risks are reinsured, which protects the Companies from adverse mortality experience and prolonged capital market decline.

A surrender, partial withdrawal, transfer, or annuitization made prior to the end of a guarantee period from the fixed account may be subject to a market value adjustment. As the majority of the liabilities in the fixed account are subject to market value adjustment, the Companies do not face a material amount of market risk volatility. The fixed account liabilities are supported by a portfolio principally composed of fixed rate investments that can generate predictable, steady rates of return. The portfolio management strategy for the fixed account considers the assets available for sale. This enables the Companies to respond to changes in market interest rates, changes in prepayment risk, changes in relative values of asset sectors and individual securities and loans, changes in credit quality outlook, and other relevant factors. The objective of portfolio

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management is to maximize returns, taking into account interest rate and credit risks, as well as other risks. The Companies' asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change.

On the basis of these analyses, management believes there is no material solvency risk to the Companies. With respect to a 10% drop in equity values from year end 2000 levels, variable separate account funds, which represent 88% of the in force as of June 30, 2001, pass the risk in underlying fund performance to the contractholder (except for certain minimum guarantees). With respect to interest rate movements up or down 100 basis points from year end 2000 levels, the remaining 12% of the in force as of June 30, 2001 are fixed account funds and almost all of these have market value adjustments which provide significant protection against changes in interest rates.


            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statement contained herein or in any other oral or written statement by the Companies or any of their officers, directors, or employees is qualified by the fact that actual results of the Companies may differ materially from such statement, among other risks and uncertainties inherent in the Companies' business, due to the following important factors:

     1. Prevailing interest rate levels and stock market performance, which may affect the ability of the Companies to sell their products, the market value and liquidity of the Companies' investments, fee revenue, and the lapse rate of the Companies' policies, notwithstanding product design features intended to enhance persistency of the Companies' products.

     2. Changes in the federal income tax laws and regulations, which may affect the tax status of the Companies' products.

     3. Changes in the regulation of financial services, including bank sales and underwriting of insurance products, which may affect the competitive environment for the Companies' products.

     4.   Increasing competition in the sale of the Companies' products.

     5. Other factors that could affect the performance of the Companies, including, but not limited to, market conduct claims, litigation, insurance industry insolvencies, availability of competitive reinsurance on new business, investment performance of the underlying portfolios of the variable products, variable product design, and sales volume by significant sellers of the Companies' variable products.


                                OTHER INFORMATION

SEGMENT INFORMATION. During the period since the acquisition by Bankers Trust, September 30, 1992 to date of this Prospectus, Golden American's operations consisted of one business segment, the sale of variable insurance products. Golden American and its affiliate DSI are party to in excess of 620 sales agreements with broker-dealers, seven of whom, Locust Street Securities, Inc., Vestax Securities Corporation, Compu Life Investors Services, Inc., IFG Network Securities, Inc., Multi-Financial Securities Corporation, Primevest Financial Services and Washington Square Securities, Inc. are affiliates of Golden American. As of December 31, 2000, one broker-dealer produces 10% or more of Golden American's product sales net of reinsurance.

RESERVES. In accordance with the life insurance laws and regulations under which Golden American operates, it is obligated to carry on its books, as liabilities, actuarially determined reserves to meet its obligations on outstanding Contracts. Reserves, based on valuation mortality tables in general use in the United States, where applicable, are computed to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, make adequate provision according to presently accepted actuarial standards of practice, for the anticipated cash flows required by the contractual obligations and related expenses of Golden American.

COMPETITION. Golden American is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products comparable to those of Golden American. There are over 2500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than Golden American.

AGREEMENTS  WITH  AFFILIATES.  Pursuant to a service  agreement  between  Golden
American and Equitable Life, Equitable Life provides certain administrative, financial and other services to Golden American. Equitable Life billed Golden American and its subsidiary First Golden American Life Insurance Company of New York ("First Golden") $0.2 million for the first six months of 2001, $1.3 million for 2000, and $1.3 million for 1999 under this service agreement.

Golden American provides to DSI certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. Golden American charges DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. In 1995, the service agreement between DSI and Golden American was amended to provide for a management fee from DSI to Golden American for managerial and supervisory services provided by Golden American. This fee, calculated as a percentage of average assets in the variable separate accounts, was $11.5 million, $21.3 million and $10.1 million for the first six months of 2001 and the years 2000 and 1999, respectively.

Since January 1, 1998, Golden American and First Golden have had an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services for a fee, based on assets under management and payable quarterly. For the first six months of 2001 and for the years ended December 31, 2000 and 1999, Golden American and First Golden incurred fees of $1.7 million, $2.5 million and $2.2 million, respectively, under this agreement.

Since 1997, Golden American has provided certain advisory, computer and other resources and services to Equitable Life. Revenues for these services totaled $2.7 million for the first six months of 2001 and $6.2 million for 2000 and $6.1 million for 1999.

The Companies provide resources and services to DSI. Revenues for these services totaled $0.1 million for the first six months of 2001 and $0.2 million for 2000 and $0.4 for 1999.

Golden American provides resources and services to ING Mutual Funds Management Co., LLC, an affiliate. Revenues for these services totaled $0.5 million for the first six months of 2001 and $0.5 million for 2000 and $0.2 million for 1999.

Golden American provides resources and services to United Life & Annuity Insurance Company, an affiliate. Revenues for these services, which reduce general expenses incurred by Golden American, totaled $0.2 million in the first six months of 2001 and $0.6 million for 2000 and $0.5 million for 1999.

The Companies provide resources and services to Security Life of Denver Insurance Company, an affiliate. Revenues for these services, which reduce general expenses incurred by the Companies totaled $0.1 million for the first six months of 2001 and $0.3 million for 2000 and $0.2 million for 1999.

The Companies provide resources and services to Southland Life Insurance Company, an affiliate. Revenues for these services, which reduce general expenses incurred by the Companies totaled $0.06 million for the first six months of 2001 and $0.1 million for 2000 and $0.1 million for 1999.

Golden American has a guaranty agreement with Equitable Life, an affiliate. In consideration of an annual fee, payable June 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not, and nothing contained therein or done pursuant thereto by Equitable Life shall be deemed to constitute, a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness, or liability of any kind or character whatsoever, of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. On June 30, 2001 and for 2000, Golden American incurred a fee of $12,000 and $7,000, respectively, under this agreement. No annual fee was paid in 1999.

DISTRIBUTION AGREEMENT. Under a distribution agreement, DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which as of December 31, 2000, are sold through other broker/dealer institutions. For the first six months of 2001 and the years 2000 and 1999, commissions paid by Golden American to DSI (including commissions paid by First Golden) aggregated $108.3 million, $208.9 million and $181.5 million, respectively.

EMPLOYEES. Certain officers of Golden American are also officers of DSI, and their salaries are allocated among both companies. Certain officers of Golden American are also officers of other Equitable of Iowa subsidiaries. See "Directors and Executive Officers."

PROPERTIES. Golden American's principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, where most of Golden American's records are maintained. This office space is leased. Other records are maintained in Des Moines and Atlanta at the offices of Equitable Life and ING, respectively.

STATE REGULATION. Golden American is subject to the laws of the State of Delaware governing insurance companies and to the regulations of the Delaware Insurance Department (the "Insurance Department"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering Golden American's operations for the preceding year and its financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Golden American's books and accounts are subject to review by the Insurance Department at all times. A full examination of Golden American's operations is conducted periodically by the Insurance Department and under the auspices of the NAIC.

In addition, Golden American is subject to regulation under the insurance laws of all jurisdictions in which it operates. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Golden American is required to file the Annual Statement with supervisory agencies in each of the jurisdictions in which it does business, and its operations and accounts are subject to examination by these agencies at regular intervals.

The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula for determining adequate levels of capital and surplus. Insurance companies are required to calculate their risk-based capital in accordance with this formula and to include the results in their Annual Statement. It is anticipated that these standards will have no significant effect upon Golden American. For additional information about the Risk-Based Capital adequacy monitoring system and Golden American, see "Management's Discussion and Analysis Results of Operations."

In addition, many states regulate affiliated groups of insurers, such as Golden American, and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred by other insurance companies which have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. For information regarding Golden American's estimated liability for future guaranty fund assessments, see Note 10 of Notes to Financial Statements.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Certain insurance products of Golden American are subject to various federal securities laws and regulations. In addition, current and proposed federal measures which may significantly affect the insurance business include regulation of insurance company solvency, employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

DIRECTORS AND OFFICERS

NAME (AGE)                  POSITION(S) WITH THE COMPANY
---------                   ----------------------------
Robert C. Salipante (45)    Chief Executive Officer and Director
Chris D. Schreier (45)      President
Barnett Chernow (50)        President and CEO, Investment Products Group
Myles R. Tashman (58)       Executive Vice President, General Counsel
                            and Assistant Secretary
Wayne R. Huneke (50)        Director and Chief Financial Officer
Thomas J. McInerney (45)    Director
Mark A. Tullis (46)         Director
Phillip R. Lowery (48)      Director
Paula Cludray-Engelke (44)  Secretary
James R. McInnis (53)       Executive Vice President and Chief Marketing Officer
Stephen J. Preston (44)     Executive Vice President and Chief Actuary
David S. Pendergrass (41)   Vice President and Treasurer
David L. Jacobson (52)      Senior Vice President and Assistant Secretary
William L. Lowe (37)        Senior Vice President
Steven G. Mandel (42)       Senior Vice President and Chief Information Officer
Gary F. Haynes (56)         Senior Vice President and Assistant Secretary


Each director is elected to serve for one year or until the next annual meeting of shareholders or until his or her successor is elected. Some directors are directors of insurance company subsidiaries of Golden American's parent, Equitable of Iowa. Golden American's directors and senior executive officers and their principal positions for the past five years are listed below:

Mr. Robert C. Salipante was elected Director and Chief Executive Officer of Golden American in March, 2001. He has served as a Director of ReliaStar Life Insurance Company from October, 1995 to the present. He served ReliaStar Financial Corp. from February, 1996 to November, 1996 as Senior Vice President, Individual Insurance Division and Technology and from November, 1996 to July, 1999 as Senior Vice President, Personal Financial Services. He was elected President, Chief Operating Officer and Director of ReliaStar Financial Corp. July, 1999 to August, 2000. He became General Manager and Chief Executive Officer, US Retail Financial Services in September, 2000.

Mr. Chris D. Schreier was elected President of Golden American in March, 2001. From January, 1994 to September, 1996 he served as Assistant Vice President and Assistant Controller for ReliaStar Financial Corp. He was elected Second Vice President of ReliaStar Financial Corp. and ReliaStar Life Insurance Company from September, 1996 to January, 1999. He has served as Vice President and Controller of ReliaStar Financial Corp. since January, 1999.

Mr. Barnett Chernow became President and CEO of Investment Products Group in March 2001 and President of First Golden in April, 1998. From 1998 to 2001, Mr. Chernow served as President of Golden

American. From 1996 to 1998, Mr. Chernow served as Executive Vice President of First Golden. From 1993 to 1998, Mr. Chernow also served as Executive Vice President of Golden American. He was elected to serve as a director of First Golden in June, 1996 and Golden American in April, 1998.

Mr. Myles R. Tashman joined Golden American in August, 1994 as Senior Vice President and was named Executive Vice President, General Counsel effective January, 1996 and Assistant Secretary effective March, 2001. He served as a Director of Golden American from January, 1998 to March, 2001. He also serves as a Director, Executive Vice President, General Counsel and Secretary of First Golden.

Mr. Wayne R. Huneke was elected Director, Senior Vice President and Chief Financial Officer of Golden American in March, 2001. Since October, 1995 he has served as a Director of ReliaStar Life Insurance Company. He served ReliaStar Financial Corp. as Senior Vice President, Chief Financial Officer from August, 1994 to November, 1997, from November, 1997 to May, 1999 he served as Senior Vice President, ReliaStar Financial Markets. He became Senior Executive Vice President of ReliaStar Financial Corp. in May, 1999.

Mr. Thomas J. McInerney was elected as a Director of Golden American in March, 2001. He served Aetna U.S. Healthcare, Inc. as Vice President, National Accounts from April, 1996 to March, 1997. From August, 1997 to the present he has served as Director and from September, 1997 to the present he has served as President of Aetna Life Insurance & Annuity Company. He has served as President and Director of Aetna Insurance Company of America from September, 1997 to the present.

Mr. Mark A. Tullis became a Director of Golden American and First Golden in December 1999. He has served as Executive Vice President, Strategy and Operations for ING Americas Region since September 1999. From June, 1994 to August, 1999, he was with Primerica, serving as Executive Vice President at the time of his departure.

Mr. Phillip R. Lowery became a Director of Golden American in April, 1999 and First Golden in December, 1999. He has served as Executive Vice President and Chief Actuary for ING Americas Region since 1990.

Ms. Paula Cludray-Engelke was elected Secretary of Golden American in March, 2001. From October, 1985 to October, 2000

Ms. Cludray-Engelke served with ReliaStar Life Insurance Company (f/k/a Northwestern National Life Insurance Company) in various compliance positions. From October, 2000 to the present she has served as an Attorney with ING US Legal Services.

Mr. James R. McInnis joined Golden American and First Golden in December, 1997 as Executive Vice President. From 1982 through November, 1997, he held several positions with the Endeavor Group and was President upon his departure.

Mr. E. Robert Koster was elected Senior Vice President of Golden American and Senior Vice President and Chief Financial Officer of First Golden in September, 1998. From September, 1998 to March, 2001, he was also Chief Financial Officer of Golden American. From August, 1984 to September, 1998 he has held various positions with ING companies in The Netherlands.

Mr. David S. Pendergrass was elected Treasurer and Vice President of Golden American in December, 2000. Since October, 1995 he has served as a Vice President and Treasurer of ING North America Insurance Corporation.

Mr. David L. Jacobson joined Golden American in November, 1993 as Vice President and Assistant Secretary and became Senior Vice President in December, 1993. He was elected Senior Vice President and Assistant Secretary for First Golden in June, 1996.

Mr. Stephen J. Preston joined Golden American in December, 1993 as Senior Vice President, Chief Actuary and Controller. He became an Executive Vice President and Chief Actuary in June, 1998. He was elected Senior Vice President and Chief Actuary of First Golden in June, 1996 and elected Executive Vice President in June, 1998.

Mr. William L. Lowe joined Equitable Life as Vice President, Sales & Marketing in January, 1994. He became a Senior Vice President, Sales & Marketing, of Golden American in August, 1997. He was also President of Equitable of Iowa Securities Network, Inc. until October, 1998.

Mr. Steven G. Mandel joined Golden American in October 1988 and became Senior Vice President and Chief Information Officer in June, 1998.

Mr. Gary Haynes rejoined Golden American in April, 1999 as Senior Vice President, Operations. From August, 1995 to February, 1998 he was with F&G Life Insurance Company; serving as Senior Vice President, Operations at the time of his departure. He served as Senior Vice President, Operations with Golden American from July, 1994 to August, 1995.

COMPENSATION TABLE AND OTHER INFORMATION

The following sets forth information with respect to the Chief Executive Officer of Golden American as well as the annual salary and bonus for the next five highly compensated executive officers for the fiscal year ended December 31, 2000. Certain executive officers of Golden American are also officers of DSI and First Golden. The salaries of such individuals are allocated among Golden American, DSI and First Golden pursuant to an arrangement among these companies.

EXECUTIVE COMPENSATION TABLE

The following table sets forth information with respect to the annual salary and bonus for Golden American's Chief Executive Officer and the four other most highly compensated executive officers for the fiscal year ended December 31, 2000.

                                                                                  LONG-TERM
                                            ANNUAL COMPENSATION                 COMPENSATION
                                            -------------------                 ------------
                                                                           RESTRICTED      SECURITIES
NAME AND                                                                  STOCK AWARDS     UNDERLYING         ALL OTHER
PRINCIPAL POSITION           YEAR        SALARY           BONUS/1/           OPTIONS         OPTIONS         COMPENSATION/2/
------------------           ----        ------           --------        ------------     ----------       ----------------
Barnett Chernow..........    2000      $   409,447     $    638,326                           10,200           $  26,887
President                    1999      $   300,009     $    698,380                            6,950           $  20,464
                             1998      $   284,171     $    105,375           8,000

James R. McInnis.........    2000      $   337,543     $  1,210,898                            5,200           $  19,487
Executive Vice               1999      $   250,007     $    955,646                            5,550           $  15,663
President                    1998      $   250,004     $    626,245           2,000

William L. Lowe..........    2000      $   205,144     $    821,545                            3,500           $      81
Senior Vice                  1999      $   191,589     $    737,933                                            $   2,924
President                    1998      $   165,816     $    528,299                                            $     756

Stephen J. Preston.......    2000      $   230,170     $    426,994                            5,000           $  14,713
Executive Vice               1999      $   198,964     $    235,002                            2,050           $  12,564
President and                1998      $   173,870     $     32,152           3,500
Chief Actuary

Gary Haynes..............    2000      $   201,136     $    404,773                            3,000           $  14,735
Senior Vice                  1999      $   159,030     $     50,000                                            $   9,540
President
-------------------------

1   The amount shown relates to bonuses paid in 2000, 1999 and 1998.

2 Other compensation for 2000 and 1999 includes a business allowance for each named executive which is required to be applied to specific business expenses of the named executive.

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL
                                           % OF TOTAL                                   REALIZABLE VALUE AT
                            NUMBER OF        OPTIONS                                      ASSUMED ANNUAL
                           SECURITIES      GRANTED TO                                     RATES OF STOCK
                           UNDERLYING       EMPLOYEES    EXERCISE                       PRICE APPRECIATION
                             OPTIONS        IN FISCAL     OR BASE    EXPIRATION          FOR OPTION TERM/3/
                                                                                    ------------------------
NAME                        GRANTED/1/        YEAR       PRICE/2/       DATE           5%             10%
----                       -----------     ----------    --------    ----------     ---------      ---------
Barnett Chernow..........     10,200          0.85%       $54.56     04/03/2010     $ 348,987      $ 886,937
James R. McInnis.........      5,200          0.43%       $54.56     04/03/2010     $ 178,425      $ 452,164
William L. Lowe..........      3,500          0.29%       $54.56     04/03/2010     $ 120,094      $ 304,341
Stephen J. Preston.......      5,000          0.42%       $54.56     04/03/2010     $ 171,562      $ 434,773
Gary Haynes..............      3,000          0.25%       $54.56     04/03/2010     $ 102,937      $ 260,864

-------------------------
1 Stock appreciation rights granted in 2000 to the officers of Golden American have a three-year vesting period and an expiration date as shown.

2 The base price was equal to the fair market value of ING's stock on the date of grant.

3 Total dollar gains based on indicated rates of appreciation of share price over the total term of the rights.

--------------------------------------------------------------------------------
    UNAUDITED FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

THE FOLLOWING "UNAUDITED FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY" IS ADDED TO THE MAY 1, 2001 PROSPECTUS

For the Six Months Ended June 30, 2001

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                  (Dollars in thousands, except per share data)


                                                                                June 30, 2001         December 31, 2000
                                                                                -------------         -----------------
ASSETS
Investments:

   Fixed maturities, available for sale, at fair value
     (cost: 2001 - $1,226,036; 2000 - $798,751)........................           $ 1,231,210             $   792,578
   Equity securities, at fair value
     (cost: 2001 - $66; 2000 - $8,611)...................................                  58                   6,791
   Mortgage loans on real estate.......................................               150,620                  99,916
   Policy loans........................................................                13,910                  13,323
   Short-term investments..............................................                30,297                  17,102
                                                                                  -----------             -----------
Total investments......................................................             1,426,095                 929,710

Cash and cash equivalents..............................................               140,894                 152,880
Reinsurance recoverable................................................                21,975                  19,331
Reinsurance recoverable from affiliate.................................                21,400                  14,642
Due from affiliates....................................................                    68                  38,786
Accrued investment income..............................................                16,364                   9,606
Deferred policy acquisition costs......................................               624,624                 635,147
Value of purchased insurance in force .................................                22,286                  25,942
Current income taxes recoverable.......................................                   221                     511
Deferred income tax asset..............................................                   994                   9,047
Property and equipment, less allowances for depreciation of
   $8,298 in 2001 and $5,638 in 2000...................................                11,384                  14,404
Goodwill, less accumulated amortization of $13,853 in 2001
   and $11,964 in 2000.................................................               137,274                 139,163
Other assets...........................................................                54,367                  32,019
Separate account assets................................................            10,370,337               9,831,489
                                                                                  -----------             -----------
Total assets...........................................................           $12,848,283             $11,852,677
                                                                                  ===========             ===========

LIABILITIES AND STOCKHOLDER'S EQUITY Policy liabilities and accruals:

   Future policy benefits:
     Annuity and interest sensitive life products......................           $ 1,456,796             $ 1,062,891
     Unearned revenue reserve..........................................                 6,550                   6,817
   Other policy claims and benefits....................................                   177                      82
                                                                                  -----------             -----------
                                                                                    1,463,523               1,069,790

Surplus notes..........................................................               245,000                 245,000
Revolving note payable.................................................                 1,400                      --
Due to affiliates......................................................                15,121                  19,887
Other liabilities......................................................               111,405                  69,374
Separate account liabilities...........................................            10,370,337               9,831,489
                                                                                  -----------             -----------
                                                                                   12,206,786              11,235,540
Commitments and contingencies
Stockholder's equity:

   Common stock, par value $10 per share, authorized, issued,
   and outstanding  250,000 shares.....................................                 2,500                   2,500
   Additional paid-in capital..........................................               590,640                 583,640
   Accumulated other comprehensive income (loss).......................                 1,179                  (4,046)
   Retained earnings ..................................................                47,178                  35,043
                                                                                  -----------             -----------
Total stockholder's equity.............................................               641,497                 617,137
                                                                                  -----------             -----------
Total liabilities and stockholder's equity.............................           $12,848,283             $11,852,677
                                                                                  ===========             ===========

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (Dollars in thousands)

                                                                                 For the Six             For the Six
                                                                                Months Ended             Months Ended
                                                                                June 30, 2001            June 30, 2000
                                                                                -------------            -------------
Revenues:
   Annuity and interest sensitive life product charges.................         $    84,284              $   69,734
   Management fee revenue..............................................              12,438                   9,856
   Net investment income...............................................              42,771                  31,775
                                                                                -----------              ----------
   Realized losses on investments......................................              (1,919)                 (2,637)
                                                                                    137,574                 108,728

Insurance benefits and expenses: Annuity and interest sensitive life benefits:

   Interest credited to account balances...............................              90,153                 100,068
   Benefit claims incurred in excess of account balances...............               2,851                   3,211
   Underwriting, acquisition, and insurance expenses:
   Commissions.........................................................             108,600                 112,158
   General expenses....................................................              56,989                  40,179
   Insurance taxes, state licenses, and fees...........................               3,528                   2,910
     Policy acquisition costs deferred.................................             (24,925)                (97,724)
     Amortization:
       Deferred policy acquisition costs...............................              29,632                  35,757
     Value of purchased insurance in force.............................               2,175                   2,278
     Goodwill..........................................................               1,889                   1,889
   Expense and charges reimbursed under modified
      coinsurance agreements                                                       (162,668)               (115,792)
                                                                                -----------              ----------
                                                                                    108,224                  84,934
Interest expense.......................................................               9,508                  10,115
                                                                                -----------              ----------
                                                                                    117,732                  95,049
                                                                                -----------              ----------
Income before income taxes.............................................              19,842                  13,679

Income taxes...........................................................               7,707                   5,602
                                                                                -----------              ----------
Net income.............................................................         $    12,135              $    8,077
                                                                                ===========              ==========

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                             (Dollars in thousands)

                                                                                  For the Six             For the Six
                                                                                 Months Ended            Months Ended
                                                                                 June 30, 2001           June 30, 2000
                                                                                 -------------           -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES..............................         $     165,012           $     33,298

INVESTING ACTIVITIES
Sale, maturity, or repayment of investments:
   Fixed maturities - available for sale...............................               229,916                123,182
   Equity securities...................................................                 6,894                  5,195
   Mortgage loans on real estate.......................................                60,621                  3,281
   Policy loans - net..................................................                    --                  1,732
   Short-term investments - net........................................                    --                 17,880
                                                                                -------------           ------------
                                                                                      297,431                151,270

Acquisition of investments:
   Fixed maturities - available for sale...............................              (658,495)              (100,936)
   Mortgage loans on real estate.......................................              (111,532)                (8,887)
   Policy loans - net..................................................                  (587)                    --
   Short term investments - net........................................               (13,195)                    --
                                                                                -------------           ------------
                                                                                     (783,809)              (109,823)
Net sale (purchase) of property and equipment..........................                    18                 (1,974)
Issuance of reciprocal loan agreement receivables......................                    --                (16,900)
Receipt of repayment of reciprocal loan agreement receivables..........                    --                 16,900
                                                                                -------------           ------------
Net cash (used in) provided by investing activities....................              (486,360)                39,473

FINANCING ACTIVITIES

Proceeds from reciprocal loan agreement borrowings.....................                29,300                177,900
Repayment of reciprocal loan agreement borrowings......................               (29,300)              (137,900)
Proceeds from revolving note payable...................................                 1,400                 54,800
Repayment of revolving note payable....................................                    --                (56,200)
Receipts from annuity and interest sensitive life
   policies credited to account balances...............................               734,162                355,662
Return of account balances on annuity
   and interest sensitive life policies................................               (70,613)               (87,841)
Net reallocations to Separate Accounts.................................              (362,587)              (412,150)
Contribution from parent ..............................................                 7,000                 80,000
                                                                                -------------           ------------
Net cash provided by (used in) financing activities....................               309,362                (25,729)
                                                                                -------------           ------------
Increase (decrease) in cash and cash equivalents.......................               (11,986)                47,042

Cash and cash equivalents at beginning of period.......................               152,880                 76,690
                                                                                -------------           ------------
Cash and cash equivalents at end of period.............................         $     140,894           $    123,732
                                                                                =============           ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest...............................         $       9,475           $     12,649


                             See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                  June 30, 2001

1.  BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, the financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. All adjustments were of a normal recurring nature, unless otherwise noted in Management's Discussion and Analysis and the Notes to Financial Statements. Operating results for the six months ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. These financial statements should be read in conjunction with the financial statements and related footnotes included in the Golden American Life Insurance Company's annual report on Form 10-K for the year ended December 31, 2000.

CONSOLIDATION

The condensed consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden," and with Golden American, collectively, the "Companies"). All significant intercompany accounts and transactions have been eliminated.

ORGANIZATION

Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("EIC" or the "Parent"). EIC is an indirect wholly owned subsidiary of ING Groep N.V., a global financial services holding company based in The Netherlands.

SIGNIFICANT ACCOUNTING POLICIES

NEW ACCOUNTING STANDARDS: As of January 1, 2001, the Companies adopted FAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended and interpreted by FAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, FAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an Amendment of FASB Statement No. 133, and certain FAS No. 133 implementation issues. This standard, as amended, requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the fair values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting.

Adoption of FAS No. 133 did not have a material effect on the Companies' financial position or results of operations given the Companies' limited derivative and embedded derivative holdings.

The Companies chose to elect a transition date of January 1, 1999 for embedded derivatives. Therefore, only those derivatives embedded in hybrid instruments issued, acquired or substantively modified by the entity on or after January 1, 1999 are recognized as separate assets or liabilities. The cumulative effect of the accounting change upon adoption was not material.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES: The Companies may from time to time utilize various derivative instruments to manage interest rate and price risk (collectively, market risk). The Companies have appropriate controls in place, and financial exposures are monitored and managed by the Companies as an integral part of their overall risk management program. Derivatives are recognized on the balance sheet at their fair value. The Companies occasionally purchase a financial instrument that contains a derivative instrument that is "embedded" in the instrument. The Companies' insurance products are also reviewed to determine whether they contain an embedded derivative. The Companies assess whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                  June 30, 2001

1.  BASIS OF PRESENTATION (continued)
component of the financial instrument or insurance product (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at fair value. In cases where the host contract is measured at fair value, with changes in fair value reported in current period earnings, or the Companies are unable to reliably identify and measure the embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value and is not designated as a hedging instrument.

PENDING ACCOUNTING STANDARDS: In June 2001, the Financial Accounting
Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations", and No. 142, "Goodwill and Other Intangible Assets", effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests in accordance with the Statements. Other intangible assets will continue to be amortized over their useful lives. The Companies are required to adopt the new rules effective January 1, 2002. The Companies are evaluating the impact of the adoption of these standards and have not yet determined the effect of adoption on their financial position and results of operations.

STATUTORY

Net loss for Golden American as determined in accordance with statutory accounting practices was $54,982,000 and $12,235,000 for the six months ended June 30, 2001 and 2000, respectively. Total statutory capital and surplus was $360,926,000 at June 30, 2001 and $406,923,000 at December 31, 2000.

The National Association of Insurance Commissioners has revised the Accounting Practices and Procedures Manual, the guidance that defines statutory accounting principles. The revised manual was effective January 1, 2001, and has been adopted, at least in part, by the States of Delaware and New York, which are the states of domicile for Golden American and First Golden, respectively. The revised manual has resulted in changes to the accounting practices that the Companies use to prepare their statutory-basis financial statements. The impact of these changes to the Companies' statutory-basis capital and surplus as of January 1, 2001 was not significant.

RECLASSIFICATIONS

Certain amounts in the prior period financial statements have been reclassified to conform to the June 30, 2001 financial statement presentation.

2.  COMPREHENSIVE INCOME

Comprehensive income includes all changes in stockholder's equity during a period except those resulting from investments by and distributions to the stockholder. During the second quarters of 2001 and 2000, total comprehensive income for the Companies amounted to $2.7 million and $6.4 million, respectively, and $17.4 million and $7.0 million for the six months ended June 30, 2001 and 2000, respectively. Other comprehensive income excludes net investment losses included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled $883,000 and $120,000 during the second quarters of 2001 and 2000, respectively, and $185,000 and $588,000 for the six months ended June 30, 2001 and 2000, respectively. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments for the value of purchased insurance in force and deferred policy acquisition costs totaling $1,736,000 and $(1,200,000) for the second quarters of 2001 and 2000, respectively, and $(104,000) and $(2,041,000) for the six months ended June 30, 2001 and 2000, respectively.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

3.  INVESTMENTS

Investment Valuation Analysis: The Companies analyze the investment portfolio at least quarterly in order to determine if the carrying value of any investment has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when impairment in value appears to be other than temporary. During the first quarter of 2001, Golden American determined that the carrying value of three bonds exceeded their estimated net realizable value. As a result, during the six months ended June 30, 2001, Golden American recognized a total pre-tax loss of $679,000 to reduce the carrying value of the bonds to their combined net realizable value of $365,000.

4.  DERIVATIVE INSTRUMENTS

The Companies may from time to time utilize various derivative instruments to manage interest rate and price risk (collectively, market risk). The Companies have appropriate controls in place, and financial exposures are monitored and managed by the Companies as an integral part of their overall risk management program. Derivatives are recognized on the balance sheet at their fair value. At June 30, 2001, the Companies did not utilize any such derivatives. The estimated fair values and carrying amounts of the Companies' embedded derivatives at June 30, 2001 were $0, net of reinsurance. The estimated fair values and carrying amounts of the embedded derivatives on a direct basis, before reinsurance, were $1.1 million.

The fair value of these instruments was estimated based on quoted market prices, dealer quotations or internal estimates.

5.  RELATED PARTY TRANSACTIONS

Operating Agreements: Directed Services, Inc. ("DSI"), an affiliate, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Companies. DSI is authorized to enter into agreements with broker/dealers to distribute the Companies' variable insurance products and appoint representatives of the broker/dealers as agents. The Companies paid commissions to DSI totaling $52,514,000 and $108,398,000 in the second quarter and the first six months of 2001, respectively ($53,398,000 and $109,252,000, respectively, for the same periods of 2000).

Golden American provides certain managerial and supervisory services to DSI. The fee paid by DSI for these services is calculated as a percentage of average assets in the variable separate accounts. For the second quarter and six months ended June 30, 2001, the fee was $5,831,000 and $11,533,000, respectively ($4,740,000 and $9,058,000, respectively, for the same periods of 2000).

The Companies have an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services. Under the agreement, the Companies record a fee based on the value of the assets managed by ING IM. The fee is payable quarterly. For the second quarter and the first six months of 2001, the Companies incurred fees of $858,000 and $1,701,000, respectively, under this agreement ($616,000 and $1,274,000, respectively, for the same periods of 2000).

Golden American has a guaranty agreement with Equitable Life Insurance Company of Iowa ("Equitable Life"), an affiliate. In consideration of an annual fee, payable June 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not, and nothing contained therein or done pursuant thereto by Equitable Life shall be deemed to constitute, a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness, or liability, of any kind or character whatsoever, of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

5.  RELATED PARTY TRANSACTIONS  (continued)
variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. On June 30, 2001 and 2000, Golden American incurred a fee of $12,000 and $7,000, respectively, under this agreement.

Golden American provides certain advisory, computer, and other resources and services to Equitable Life. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $1,360,000 and $2,719,000 for the second quarter and six months ended June 30, 2001, respectively ($1,708,000 and $3,276,000, respectively, for the same periods of 2000).

The Companies have a service agreement with Equitable Life in which Equitable Life provides administrative and financial related services. Under this agreement, the Companies incurred expenses of $77,000 and $152,000 for the second quarter and six months ended June 30, 2001, respectively ($355,000 and $667,000, respectively, for the same periods in 2000).

First Golden provides resources and services to DSI. Revenues for these services, which reduced general expenses incurred by First Golden, totaled $8,000 and $134,000 for the second quarter and six months ended June 30, 2001, respectively ($56,000 and $108,000, respectively, for the same periods in 2000).

Golden American provides resources and services to ING Mutual Funds Management Co., LLC, an affiliate. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $430,000 and $478,000 for the second quarter and six months ended June 30, 2001, respectively ($165,000 and $270,000, respectively, for the same periods in 2000).

Golden American provides resources and services to United Life & Annuity Insurance Company, an affiliate. Revenues for these services, which reduced general expenses incurred by Golden American, totaled $97,000 and $199,000 for the second quarter and six months ended June 30, 2001, respectively ($149,000 and 318,000, respectively, for the same periods in 2000).

The Companies provide resources and services to Security Life of Denver Insurance Company, an affiliate. Revenues for these services, which reduced general expenses incurred by the Companies, totaled $79,000 and $133,000 for the second quarter and six months ended June 30, 2001, respectively ($56,000 and $108,000, respectively, for the same periods in 2000).

The Companies provide resources and services to Southland Life Insurance Company, an affiliate. Revenues for these services, which reduced general expenses incurred by the Companies, totaled $34,000 and $63,000 for the second quarter and six months ended June 30, 2001, respectively ($26,000 and $52,000, respectively, for the same periods in 2000).

For the second quarter of 2001, the Companies received premiums, net of reinsurance, for variable products sold through eight affiliates, Locust Street Securities, Inc. ("LSSI"), Vestax Securities Corporation ("Vestax"), DSI, Multi-Financial Securities Corporation ("Multi-Financial"), IFG Network Securities, Inc. ("IFG"), Washington Square Securities, Inc. ("Washington Square"), PrimeVest Financial ("PrimeVest"), and Compulife Investor Services, Inc. ("Compulife") of $28,500,000, $9,100,000, $200,000, $5,900,000, $3,900,000,
$21,600,000, $7,900,000 and $2,200,000, respectively ($9,500,000, $6,900,000,
$100,000, $2,800,000, $1,500,000, $0, $0, and $0, respectively, for the same period of 2000). For the first six months of 2001, the Companies received premiums, net of reinsurance for variable products sold through eight affiliates, LSSI, Vestax, DSI, Multi-Financial, IFG, Washington Square, PrimeVest, and Compulife of $37,900,000, $12,900,000, $400,000, $9,000,000,
$5,500,000, $28,900,000, $11,000,000, and $3,700,000, respectively ($67,000,000,
$28,300,000, $800,000, $21,100,000, $8,300,000, $0, $0, and $0, respectively, for the same period of 2000).

For the second quarter and six months ended June 30, 2001, First Golden received premiums for fixed annuities products sold through Washington Square. of approximately $450,000 and $550,000, respectively.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

5.  RELATED PARTY TRANSACTIONS  (continued)
Modified Coinsurance Agreement: On June 30, 2000, effective January 1, 2000, Golden American entered into a modified coinsurance agreement with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued after January 1, 2000, excluding those with an interest rate guarantee. The financial statements are presented net of the effects of the agreement.

Under this agreement, Golden American received a net reimbursement of expenses and charges of $50.2 million and $160.9 million for the second quarter and the six months ended June 30, 2001, respectively ($111.8 million for the second quarter and the six months ended June 30, 2000). This was offset by a decrease in deferred acquisition costs of $52.7 million and $160.8 million, respectively, for the same periods ($109.3 million during the second quarter and the first six months in 2000). At June 30, 2001, Golden American had a payable to Equitable Life of $10.0 million due to the timing of the cash settlement for the modified coinsurance agreement. As at December 31, 2000, Golden American had a payable of $16.3 million under the agreement.

Reinsurance Agreement Covering Minimum Guaranteed Benefits: On December 28, 2000, Golden American entered into a reinsurance agreement with Security Life of Denver International Limited, an affiliate, covering minimum guaranteed death benefits and minimum guaranteed living benefits of variable annuities issued after January 1, 2000. An irrevocable letter of credit was obtained through Bank of New York in the amount of $25.0 million related to this agreement. Under this agreement, Golden American recorded a reinsurance recoverable of $21.4 million and $14.6 million at June 30, 2001 and December 31, 2000, respectively.

Reciprocal Loan Agreement: Golden American maintains a reciprocal loan agreement with ING America Insurance Holdings, Inc. ("ING AIH"), a Delaware corporation and affiliate, to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under this agreement, which became effective January 1, 1998 and expires December 31, 2007, Golden American and ING AIH can borrow up to $65,000,000 from one another. Prior to lending funds to ING AIH, Golden American must obtain the approval of the Department of Insurance of the State of Delaware. Interest on any Golden American borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, Golden American incurred interest expense of $0 and $254,000 for the second quarters of 2001 and 2000, respectively, and $25,000 and $336,000 for the six months ended June 30, 2001 and 2000, respectively. At June 30, 2001, Golden American did not have any borrowings or receivables from ING AIH under this agreement.

Surplus Notes: On December 30, 1999, Golden American issued an 8.179% surplus note in the amount of $50,000,000 to Equitable Life. The note matures on December 29, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $1,020,000 and $1,022,000 for the second quarters of 2001 and 2000, respectively, and $2,028,000 and $2,056,000 for the six months ended June 30, 2001 and 2000, respectively.

On December 8, 1999, Golden American issued a 7.979% surplus note in the amount of $35,000,000 to First Columbine Life Insurance Company ("First Columbine"), an affiliate. The note matures on December 7, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $696,000 and $698,000 for the seconds quarters of 2001 and 2000, respectively, and $1,385,000 and $1,575,000 for the first six months of 2001 and 2000, respectively.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

5.  RELATED PARTY TRANSACTIONS  (continued)
On September 30, 1999, Golden American issued a 7.75% surplus note in the amount of $75,000,000 to ING AIH. The note matures on September 29, 2029. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $1,449,000 and $1,453,000 for the second quarters of 2001 and 2000, respectively, and $2,882,000 and $2,906,000 for the first six months of 2001 and 2000, respectively.

On December 30, 1999, ING AIH assigned the note to Equitable Life. On December 30, 1998, Golden American issued a 7.25% surplus note in the amount of $60,000,000 to Equitable Life. The note matures on December 29, 2028. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of Golden American. Any payment of principal and/or interest made is subject to the prior approval of the Delaware Insurance Commissioner. Under this agreement, Golden American incurred interest expense of $1,085,000 and $1,087,000 for the second quarters of 2001 and 2000, respectively, and $2,157,000 and $2,175,000 for the first six months of 2001 and 2000, respectively.

On December 17, 1996, Golden American issued an 8.25% surplus note in the amount of $25,000,000 to Equitable of Iowa Companies. The note matures on December 17, 2026. Payment of the note and related accrued interest is subordinate to payments due to policyholders, claimant, and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made is subject to the prior approval of the Delaware Insurance Commissioner. Golden American incurred interest totaling $515,000 for the second quarters of 2001 and 2000, respectively, and $1,031,000 for the first six months of 2001 and 2000, respectively.

Stockholder's Equity: During the second quarter and the first six months of 2001, Golden American received capital contributions from its Parent of $7,000,000 ($0 and $80,000,000, respectively, for the same periods in 2000).

6.  COMMITMENTS AND CONTINGENCIES

Reinsurance: At June 30, 2001, the Companies had reinsurance treaties with five unaffiliated reinsurers and three affiliated reinsurers covering a significant portion of the minimum guaranteed death and living benefits under its variable contracts as of June 30, 2001. Golden American remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements.

At June 30, 2001 and December 31, 2000, the Companies had net receivables of $43,375,000 and $33,973,000, respectively, for reinsurance claims, reserve credits, or other receivables from these reinsurers. These net receivables were comprised of $1,350,000 and $1,820,000, respectively, for claims recoverable from reinsurers, $2,546,000 and $4,007,000, respectively, for a payable for reinsurance premiums, $21,400,000 and $14,642,000, respectively, for reserve credits, and $23,171,000 and $21,518,000, respectively, for a receivable from an unaffiliated reinsurer. Included in the accompanying financial statements are net considerations to reinsurers of $5,962,000 for the second quarter of 2001 and $12,618,000 for the first six months of 2001 compared to $5,271,000 and $7,908,000 for the same periods in 2000. Also included in the accompanying financial statements are net policy benefits of $1,834,000 for the second quarter of 2001 and $11,777,000 for the first six months of 2001 compared to $1,278,000 and $1,835,000 for the same period in 2000.

On June 30, 2000, effective January 1, 2000, Golden American entered into a modified coinsurance agreement with Equitable Life, an affiliate, covering a considerable portion of Golden American's variable annuities issued after January 1, 2000, excluding those with an interest rate guarantee. At June 30, 2001, Golden American had received a total settlement of $160.9 million under this agreement pertaining to 2001. The carrying value of the separate account liabilities covered under this agreement represent 25.0% of total

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

6. COMMITMENTS AND CONTINGENCIES (continued) separate account liabilities outstanding at June 30, 2001. Golden American remains liable to the extent Equitable Life does not meet its obligations under the agreement. The accompanying financial statements are presented net of the effects of the agreement.

On December 28, 2000, Golden American entered into a reinsurance agreement with Security Life of Denver International Limited, an affiliate, covering minimum guaranteed death benefits and minimum guaranteed living benefits of variable annuities issued January 1, 2000. An irrevocable letter of credit was obtained through Bank of New York in the amount of $25,000,000 related to this agreement.

On December 29, 2000, First Golden entered into a reinsurance treaty with London Life Reinsurance Company of Pennsylvania, an unaffiliated reinsurer, covering the minimum guaranteed death benefits of First Golden's variable annuities issued after January 1, 2000.

Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty.

Investment Commitments: At June 30, 2001, outstanding commitments to fund mortgage loans totaled $65,620,000. There were no outstanding commitments to fund mortgage loans at December 31, 2000.

Guaranty Fund Assessments: Assessments are levied on the Companies by life and health guaranty associations in most states in which the Companies are licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially offset through a reduction in future premium taxes. The Companies cannot predict whether and to what extent legislative initiatives may affect the right to offset. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums as well as its potential for premium tax offset. The Companies have established an undiscounted reserve to cover such assessments, review information regarding known failures, and revise estimates of future guaranty fund assessments. The Companies charged to expense $1,000 in guaranteed fund assessments in the second quarter of 2001 and $2,000 for the first six months of 2001 compared to $1,000 and $2,000 for the same periods in 2000. At June 30, 2001 and December 31, 2000, the Companies have an undiscounted reserve of $2,430,000 to cover future assessments (net of related anticipated premium tax offsets) and have established an asset totaling $691,000 and $733,000, respectively, for assessments paid which may be recoverable through future premium tax offsets. The Companies believe this reserve is sufficient to cover expected future guaranty fund assessments based upon previous premiums and known insolvencies at this time.

Litigation: The Companies, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits and arbitrations. In some class action and other actions involving insurers, substantial damages have been sought and/or material settlement or award payments have been made. The Companies currently believe no pending or threatened lawsuits or actions exist that are reasonably likely to have a material adverse impact on the Companies.

Vulnerability from Concentrations: The Companies have various concentrations in the investment portfolio. As of June 30, 2001, the Companies had one investment (other than bonds issued by agencies of the United States government) exceeding ten percent of stockholder's equity. The Companies' asset growth, net investment income, and cash flow are primarily generated from the sale of variable and fixed insurance products and associated future policy benefits and separate account liabilities. Substantial changes in tax laws that would make these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns, which may result in higher lapse experience than assumed, could cause a severe impact on the Companies' financial condition. One broker/dealer generated 10% of the Companies' net sales during the second quarter of 2001 (24% by two broker/dealers in the same period of 2000). One broker/dealer generated 10% of the Companies' net sales during the first six months of 2001 (12% by one broker/dealer in the same period of 2000). The Premium Plus product generated 54% and 52% of the Companies' sales during

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
   NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
                                  June 30, 2001

6. COMMITMENTS AND CONTINGENCIES (continued) the second quarter of 2001 and the first six months of 2001 (74% and 75% in the same periods of 2000). The Guarantee product, introduced in the fourth quarter of 2000, generated 13% and 18% of the Companies' sales during the second quarter and the first six months of 2001. The ES II product generated 19% and 16% of the Companies' sales during the second and the first six months of 2001 (12% and 11% in the same periods of 2000).

Revolving Note Payable: To enhance short-term liquidity, the Companies established revolving notes payable with SunTrust Bank, Atlanta (the "Bank"). These revolving notes payable were amended and restated in April 2001 with an expiration date of May 31, 2002. The note was approved by the Boards of Directors of Golden American and First Golden on August 5, 1998 and September 29, 1998, respectively. The total amount the Companies may have outstanding is $85,000,000, of which Golden American and First Golden have individual credit sublimits of $75,000,000 and $10,000,000, respectively. The notes accrue interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.225% or (2) a rate quoted by the Bank to the Companies for the advance. The terms of the agreement require the Companies to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. During the second quarters ended June 30, 2001 and 2000, the Companies incurred interest expense of $0 and $8,000, respectively. During the six months ended June 30, 2001 and 2000, the Companies incurred interest expense of $1,000 and $36,000, respectively. At June 30, 2001 and December 31, 2000, the Companies had borrowings of $1,400,000 and $0, respectively, under these agreements.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

THE OPENING PARAGRAPH OF APPENDIX A FROM THE MAY 1, 2001 PROSPECTUS IS REPLACED WITH THE FOLLOWING:

Except for the Internet Tollkeeper, the Pilgrim VP MagnaCap, the Pilgrim VP SmallCap Opportunities, Pilgrim VP Growth Opportunities, the ProFund VP Bull, the ProFund VP Small-Cap, the ProFund VP Europe 30, the AIM V.I. Dent Demographic Trends Fund, the Pioneer Fund VCT Portfolio, the Pioneer Mid-Cap Value VCT Portfolio, the INVESCO VIF -- Financial Services Fund, the INVESCO VIF -- Health Sciences Fund and the INVESCO -- Utilities Fund subaccounts which did not commence operations as of December 31, 2000, the following tables give (1) the accumulation unit value ("AUV"), (2) the total number of accumulation units, and (3) the total accumulation unit value, for each subaccount of Golden American Separate Account B available under the Contract for the indicated periods. The date on which the subaccount became available to investors and the starting accumulation unit value are indicated on the last row of each table.

Beginning with the June 30, 2001 quarterly statement your contract category now appears on each quarterly statement.

--------------------------------------------------------------------------------
                                   APPENDIX E
--------------------------------------------------------------------------------

THE FOLLOWING IS ADDED TO THE RESPECTIVE EXAMPLE TABLES IN APPENDIX E FROM THE MAY 1, 2001 PROSPECTUS.

------------
   PRE-2001:
------------

Example 1:

      --------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      --------------------------------------------------------------------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                  $112              $159             $207              $350

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                  $107              $143             $182              $301
        Pioneer Mid-Cap Value VCT                         $108              $146             $186              $309

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                  $109              $148             $190              $317
        INVESCO VIF-- Health Sciences                     $109              $147             $189              $315
        INVESCO VIF-- Utilities                           $112              $157             $205              $347
      --------------------------------------------------------------------------------------------------------------------

Example 2:

      --------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      --------------------------------------------------------------------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                   $32              $99              $167              $350

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                   $27              $83              $142              $301
        Pioneer Mid-Cap Value VCT                          $28              $86              $146              $309

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                   $29              $88              $150              $317
        INVESCO VIF-- Health Sciences                      $29              $87              $149              $315
        INVESCO VIF-- Utilities                            $32              $97              $165              $347
      --------------------------------------------------------------------------------------------------------------------

Example 3:

      --------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      --------------------------------------------------------------------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                  $109              $150             $193              $322

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                  $104              $134             $167              $272
        Pioneer Mid-Cap Value VCT                         $105              $137             $171              $280

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                  $106              $139             $175              $288
        INVESCO VIF-- Health Sciences                     $106              $138             $174              $286
        INVESCO VIF-- Utilities                           $109              $149             $191              $319
      --------------------------------------------------------------------------------------------------------------------


Example 4:

      --------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      --------------------------------------------------------------------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                   $29              $90              $153              $322

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                   $24              $74              $127              $272
        Pioneer Mid-Cap Value VCT                          $25              $77              $131              $280

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                   $26              $79              $135              $288
        INVESCO VIF-- Health Sciences                      $26              $78              $134              $286
        INVESCO VIF-- Utilities                            $29              $89              $151              $319
      --------------------------------------------------------------------------------------------------------------------

                             PART B

               STATEMENT OF ADDITIONAL INFORMATION

        STATEMENT OF ADDITIONAL INFORMATION
              GOLDENSELECT ES II

               November 5, 2001

The Statement of Additional Information for GoldenSelect ES II dated May 1, 2001 is incorporated by reference in its entirety.

                      PART C -- OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS

(a) (1) All financial statements are included in the Prospectus or the Statement of Additional Information as indicated therein
    (2) Schedules I, III and IV follow. All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are omitted because they are not applicable or because the information is included elsewhere in the consolidated financial statements or notes thereto.


                                                             SCHEDULE I
                                                       SUMMARY OF INVESTMENTS
                                              OTHER THAN INVESTMENTS IN RELATED PARTIES
                                                       (Dollars in thousands)



                                                                                                                      BALANCE
                                                                                                                        SHEET
   DECEMBER 31, 2000                                                                     COST(1)        VALUE          AMOUNT
------------------------------------------------------------------------------------------------------------------------------
   TYPE OF INVESTMENT
   Fixed maturities, available for sale:
    Bonds:
      United States government and governmental agencies and
        authorities.........................................................            $18,607       $19,171          $19,171
      Public utilities......................................................             54,132        52,826           52,826
      Corporate securities..................................................            355,890       349,202          349,202
      Other asset-backed securities.........................................            223,787       224,122          224,122
      Mortgage-backed securities............................................            146,335       147,257          147,257
                                                                                  --------------------------------------------
      Total fixed maturities, available for sale............................            798,751       792,578          792,578

   Equity securities:
      Common stocks: industrial, miscellaneous, and all other...............              8,611         6,791            6,791

   Mortgage loans on real estate.........................................                99,916                         99,916
   Policy loans..........................................................                13,323                         13,323
   Short-term investments................................................               106,775                        106,775
                                                                                  ---------------                -------------
   Total investments.....................................................            $1,027,376                     $1,019,383
                                                                                  ===============                =============

Note 1: Cost is defined as original cost for common stocks, amortized cost for bonds and short-term investments, and unpaid principal for policy loans and mortgage loans on real estate, adjusted for amortization of premiums and accrual of discounts.



                                                            SCHEDULE III
                                                 SUPPLEMENTARY INSURANCE INFORMATION
                                                       (Dollars in thousands)


COLUMN A        COLUMN B     COLUMN C     COLUMN D    COLUMN E   COLUMN F   COLUMN G    COLUMN H    COLUMN I    COLUMN J   COLUMN K
------------------------------------------------------------------------------------------------------------------------------------
                                 FUTURE
                                 POLICY                                                             AMORTIZA-
                              BENEFITS,                   OTHER                           BENEFITS    TION OF
                                LOSSES,                  POLICY                            CLAIMS,   DEFERRED
                 DEFERRED        CLAIMS                  CLAIMS  INSURANCE                  LOSSES     POLICY
                   POLICY           AND    UNEARNED         AND   PREMIUMS        NET          AND     ACQUI-       OTHER
              ACQUISITION          LOSS     REVENUE    BENEFITS        AND INVESTMENT  SETTLEMENT      SITION   OPERATING   PREMIUMS
SEGMENT             COSTS      EXPENSES     RESERVE     PAYABLE    CHARGES     INCOME     EXPENSES      COSTS   EXPENSES*    WRITTEN
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000:

Life insurance    $635,147   $1,062,891      $6,817         $82   $144,877    $64,140     $200,031    $55,154    $143,300        --

YEAR ENDED DECEMBER 31, 1999:

Life insurance     528,957    1,033,701       6,300           8     82,935     59,169      182,221     33,119     (83,827)       --

YEAR ENDED DECEMBER 31, 1998:

Life insurance     204,979      881,112       3,840          --     39,119     42,485       96,968      5,148     (26,406)       --



*    This includes policy  acquisition  costs deferred for first year commissions and interest  bonuses,  premium credit,  and other expenses related to the production of new business. The costs related to first year interest bonuses and the premium credit are included in benefits claims, losses, and settlement expenses.





                                                             SCHEDULE IV
                                                             REINSURANCE


COLUMN A                                             COLUMN B        COLUMN C        COLUMN D         COLUMN E        COLUMN F
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    PERCENTAGE
                                                                     CEDED TO         ASSUMED                        OF AMOUNT
                                                        GROSS           OTHER      FROM OTHER              NET         ASSUMED
                                                       AMOUNT       COMPANIES       COMPANIES           AMOUNT          TO NET
--------------------------------------------------------------------------------------------------------------------------------
AT DECEMBER 31, 2000:
    Life insurance in force.................     $196,334,000    $105,334,000              --      $91,000,000              --
                                                ================================================================================

At December 31, 1999:
    Life insurance in force.................     $225,000,000    $119,575,000              --     $105,425,000              --
                                                ================================================================================

AT DECEMBER 31, 1998:
    Life insurance in force.................     $181,456,000    $111,552,000              --      $69,904,000              --
                                                ================================================================================




EXHIBITS

 (b) (1) Resolution of the board of directors of Depositor authorizing the establishment of the Registrant (1)

    (2)  N/A

    (3)  (a)  Distribution Agreement between the Depositor and
               Directed Services, Inc. (1)
         (b)  Dealers Agreement (1)
         (c)  Organizational Agreement (1)
         (d)  Assignment Agreement for Organizational Agreement (1)

    (4)  (a)  Form of Individual Deferred Combination Variable and Fixed
               Annuity Contract (8)
         (b) Form of Group Deferred Combination Variable and Fixed Annuity Contract (8)
         (c)  Form of Individual Deferred Variable Annuity Contract (8)
         (d) Form of Deferred Combination Variable and Fixed Annuity Certificate (8)
         (e)  Individual Retirement Annuity Rider Page (1)
         (f)  ROTH Individual Retirement Annuity Rider (2)
         (g)  Minimum Guaranteed Accumulation Benefit Rider (10)
         (h)  Minimum Guaranteed Income Benefit Rider (10)
         (i)  Minimum Guaranteed Withdrawal Benefit Rider (10)
         (j)  Earnings Enhancement Death Benefit Rider (10)

    (5)  (a)  Individual Deferred Combination Variable and Fixed Annuity
               Application (5)
         (b) Group Deferred Combination Variable and Fixed Annuity Enrollment Form (5)
         (c)  Individual Deferred Variable Annuity Application (5)

    (6)  (a)  Certificate of Amendment of the Restated Articles of
               Incorporation of Golden American, dated (03/01/95) (4)
         (b)  By-Laws of Golden American, dated (01/07/94) (4)
         (c) Resolution of the board of directors for Powers of Attorney, dated (04/23/99) (4)

    (7)  Not applicable

    (8)  (a)  Participation Agreement between Golden American and Warburg
               Pincus Trust (4)
         (b) Participation Agreement between Golden American and PIMCO Variable Insurance Trust (4)
         (c)  Administrative Services Agreement between Golden American and Equitable Life Insurance Company of Iowa (3)
         (d)  Service Agreement between Golden American and Directed
               Services, Inc. (3)
         (e)  Asset Management Agreement between Golden American and
               ING Investment Management LLC (4)
         (f)  Reciprocal Loan Agreement between Golden American and
               ING America Insurance Holdings, Inc. (4)
         (g)  Revolving Note Payable between Golden American and
               SunTrust Bank (4)
         (h) Surplus Note, dated 12/17/96, between Golden American and Equitable of Iowa Companies (6)
         (i)  Surplus Note, dated 12/30/98, between Golden American and Equitable Life Insurance Company of Iowa (6)
         (j)  Surplus Note, dated 09/30/99, between Golden American and ING AIH (6)
         (k)  Surplus Note, dated 12/08/99, between Golden American and First Columbine Life Insurance Company (5)
         (l)  Surplus Note, dated, 12/30/99, between Golden American and Equitable Life Insurance Company of Iowa (5)
         (m)  Participation Agreement between Golden American and
               Prudential Series Fund, Inc. (6)
         (n)  Participation Agreement between Golden American and
               ING Variable Insurance Trust (6)
         (o)  Amendment to the Participation Agreement between Golden
               American and Prudential Series Fund, Inc. (9)
         (p)  Reinsurance Agreement, dated 06/30/00, between Golden
               American and Equitable Life Insurance Company of Iowa (7)
         (q) Renewal of Revolving Note Payable between Golden American and SunTrust Bank as of April 30, 2001 and expiring
                May 31, 2002 (11)
         (r) Reinsurance Agreement, effective 01/01/00, between Golden American and Security Life of Denver International Limited (10)
         (s) Letter of Credit between Security Life of Denver International Limited and The Bank of New York for the benefit of Golden American (10)
         (t) Form of Participation Agreement between Golden American and Pilgrim Variable Products Trust (10)
         (u) Form of Participation Agreement between Golden American and ProFunds (10)
         (v) Amendment to the Reinsurance Agreement, amended 09/28/01, between Golden American and Security Life of Denver
                International Limited
         (w)  Form of Participation Agreement with AIM Advisors, Inc.
               and AIM Variable Insurance Funds
         (x) Form of Participation Agreement with INVESCO Funds Group, Inc. and INVESCO Variable Investment Funds, Inc.
         (y) Form of Participation Agreement with Pioneer Investment Management, Inc. and Pioneer Variable Contracts Trust

    (9)  Opinion and Consent of Myles R. Tashman

    (10) (a)  Consent of Sutherland, Asbill & Brennan LLP
         (b)  Consent of Ernst & Young LLP, Independent Auditors
         (c) Consent of Myles R. Tashman, incorporated in Item 9 of this Part C, together with the Opinion of Myles R. Tashman.

    (11) Not applicable

    (12) Not applicable

    (13) Not applicable

    (14) Not applicable

    (15) Powers of Attorney

    (16) Subsidiaries of ING Groep N.V. (10)

(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on September 24, 1997 (File Nos. 333-28679, 811-5626).

(2) Incorporated herein by reference to Post-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on February 12, 1998 (File Nos. 333-28679, 811-5626)

(3) Incorporated herein by reference to Post-Effective Amendment No. 2 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 30, 1998 (File Nos. 333-28679, 811-5626)

(4) Incorporated herein by reference to Post-Effective Amendment No. 3 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999 (File Nos. 333-28679, 811-5626)

(5) Incorporated herein by reference to Post-Effective Amendment No. 4 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on January 27, 2000 (File Nos. 333-28679, 811-5626)

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 26, 2000 (File Nos. 333-28679, 811-5626)

(7) Incorporated herein by reference to Post-Effective Amendment No. 6 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on September 13, 2000 (File Nos. 333-28679, 811-5626)

(8) Incorporated herein by reference to Post-Effective Amendment No. 7 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on October 2, 2000 (File Nos. 333-28679, 811-5626)

(9) Incorporated herein by reference to Post-Effective Amendment No. 9 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on December 15, 2000 (File Nos. 333-28679, 811-5626)

(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001 (File Nos. 333-28679, 811-5626)

(11) Incorporated herein by reference to Post-Effective Amendment No. 12 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on or about September 28, 2001
     (File Nos. 333-28679, 811-5626)

ITEM 25:  DIRECTORS AND OFFICERS OF THE DEPOSITOR


                           Principal                  Position(s)
Name                    Business Address              with Depositor
----                    ----------------              --------------
Robert C. Salipante     ReliaStar Financial Corp.     Director and Chief
                        20 Washington Avenue South    Executive Officer
                        Minneapolis, MN  55402

Chris D. Schreier       ReliaStar Financial Corp.     President
                        20 Washington Avenue South
                        Minneapolis, MN  55402

Thomas J. McInerney     ING Aetna Financial Services  Director
                        151 Farmington Avenue
                        Hartford, CT  06156

Mark A. Tullis          ING Insurance Operations      Director
                        5780 Powers Ferry Road
                        Atlanta, GA  30327-4390

Phillip R. Lowery       ING Insurance Operations      Director
                        5780 Powers Ferry Road
                        Atlanta, GA  30327-4390

Wayne R. Huneke         ING Insurance Operations      Director and Chief
                        5780 Powers Ferry Road        Financial Officer
                        Atlanta, GA  30327-4390

Myles R. Tashman        Golden American Life Ins. Co. Executive Vice President,
                        1475 Dunwoody Drive           General Counsel and
                        West Chester, PA  19380       Assistant Secretary

James R. McInnis        Golden American Life Ins. Co. Executive Vice President
                        1475 Dunwoody Drive           and Chief Marketing
                        West Chester, PA  19380       Officer

Stephen J. Preston      Golden American Life Ins. Co. Executive Vice President
                        1475 Dunwoody Drive           and Chief Actuary
                        West Chester, PA  19380

Steven G. Mandel        Golden American Life Ins. Co. Senior Vice President and
                        1475 Dunwoody Drive           Chief Information Officer
                        West Chester, PA  19380

David L. Jacobson       Golden American Life Ins. Co. Senior Vice President and
                        1475 Dunwoody Drive           Assistant Secretary
                        West Chester, PA  19380

William L. Lowe         Equitable of Iowa Companies   Senior Vice President,
                        909 Locust Street             Sales & Marketing
                        Des Moines, IA  50309

Gary F. Haynes          Golden American Life Ins. Co. Senior Vice President
                        1475 Dunwoody Drive           Operations
                        West Chester, PA  19380

David S. Pendergrass    ING Insurance Operations      Vice President and
                        5780 Powers Ferry Road        Treasurer
                        Atlanta, GA  30327-4390

Paula Cludray-Engelke   ReliaStar Financial Corp.     Secretary
                        20 Washington Avenue South
                        Minneapolis, MN  55402

ITEM 26: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor owns 100% of the stock of a New York company, First Golden American Life Insurance Company of New York ("First Golden"). The primary purpose for the formation of First Golden is to offer variable products in the state of New York.

The following persons control or are under common control with the Depositor:

DIRECTED SERVICES, INC. ("DSI") This corporation is a general business corporation organized under the laws of the State of New York, and is wholly owned by ING Groep N.V. ("ING"). The primary purpose of DSI is to act as a broker-dealer in securities. It acts as the principal underwriter and distributor of variable insurance products including variable annuities as required by the SEC. The contracts are issued by the Depositor. DSI also has the power to carry on a general financial, securities, distribution, advisory or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation. DSI is also registered with the SEC as an investment adviser.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding stock is owned and controlled by ING. Various companies and other entities controlled by ING may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organizational chart.

The subsidiaries of ING, as of April 22, 2001, are incorporated herein by reference to Post-Effective Amendment No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001 (File Nos. 333-28679, 811-5626)

Item 27:  Number of Contract Owners

As of September 30, 2001, there are 70,482 qualified contract owners and 87,944 non-qualified contract owners in Golden American's Separate Account B.

ITEM 28: INDEMNIFICATION

Golden American shall indemnify (including therein the prepayment of expenses) any person who is or was a director, officer or employee, or who is or was serving at the request of Golden American as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise for expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him with respect to any threatened, pending or completed action, suit or proceedings against him by reason of the fact that he is or was such a director, officer or employee to the extent and in the manner permitted by law.

Golden American may also, to the extent permitted by law, indemnify any other person who is or was serving Golden American in any capacity. The Board of Directors shall have the power and authority to determine who may be indemnified under this paragraph and to what extent (not to exceed the extent provided in the above paragraph) any such person may be indemnified.

Golden American or its parents may purchase and maintain insurance on behalf of any such person or persons to be indemnified under the provision in the above paragraphs, against any such liability to the extent permitted by law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 29: PRINCIPAL UNDERWRITER

(a) At present, DSI, the Registrant's Distributor, also serves as principal underwriter for all contracts issued by Golden American. DSI is the principal underwriter for Separate Account A of Golden American, Separate Account B of Golden American, Alger Separate Account A of Golden American, Separate Account NY-B of First Golden, Separate Account A for Equitable Life Insurance Company of Iowa and The GCG Trust.

(b) The following information is furnished with respect to the principal officers and directors of Directed Services, Inc., the Registrant's Distributor. The principal business address for each officer and director following is 1475 Dunwoody Drive, West Chester, PA 19380-1478, unless otherwise noted.

Name and Principal             Positions and Offices
Business Address               with Underwriter
-------------------            ---------------------

James R. McInnis               President

Barnett Chernow                Director and Executive Vice President

Myles R. Tashman               Director, Executive Vice President,
                               Secretary and General Counsel

Stephen J. Preston             Executive Vice President

David S. Pendergrass           Vice President and Treasurer
ING Insurance Operations
5780 Powers Ferry Road
Atlanta, GA  30327-4390

David L. Jacobson              Senior Vice President

(c)
             2000 Net
Name of      Underwriting   Compensation
Principal    Discounts and       on       Brokerage
Underwriter  Commissions    Redemption  Commissions Compensation
-----------  ------------   ------------- ----------  -----------
DSI          $208,883,000       $0          $0           $0

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS

Accounts and records are maintained by Golden American Life Insurance Company at 1475 Dunwoody Drive, West Chester, PA 19380 and by Equitable Life Insurance Company of Iowa, an affiliate, at 909 Locust Street, Des Moines, IA 50309.

ITEM 31: MANAGEMENT SERVICES

None.

ITEM 32: UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as it is necessary to ensure that the audited financial statements in the registration statement are never more that 16 months old so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and,

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


REPRESENTATIONS

1. The account meets definition of a "separate account" under federal securities laws.

2. Golden American Life Insurance Company hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                             SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of West Chester and Commonwealth of Pennsylvania on this 26th day of October, 2001.


                                     SEPARATE ACCOUNT B
                                      (Registrant)

                                By:  GOLDEN AMERICAN LIFE
                                     INSURANCE COMPANY
                                     (Depositor)

                                By:
                                     --------------------
                                     Robert C. Salipante*
                                     Chief Executive Officer

Attest: /s/ Marilyn Talman
        ------------------------
         Marilyn Talman
         Vice President and Associate General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 26, 2001.

Signature                     Title
---------                     -----

                              Director and Chief Executive
--------------------          Officer of Depositor
Robert C. Salipante*



                              Director, Senior Vice President
--------------------          and Chief Financial Officer
Wayne R. Huneke*


                DIRECTORS OF DEPOSITOR


----------------------
Robert C. Salipante*


----------------------
Thomas J. McInerney*


----------------------
Wayne R. Huneke*


----------------------
Mark A. Tullis*


----------------------
Phillip R. Lowery*


Attest: /s/ Marilyn Talman
        ------------------------
         Marilyn Talman
         Vice President and Associate General Counsel

*Executed by Marilyn Talman on behalf of those indicated pursuant to Power of Attorney.

                                  EXHIBIT INDEX

ITEM      EXHIBIT                                                PAGE #
----      -------                                                ------

8(v)      Amendment to the Reinsurance Agreement,
          amended 09/28/01, between Golden American
          and Security Life of Denver International Limited      EX-99.B8V

8(w)      Form of Participation Agreement with AIM
          Advisors, Inc. and AIM Variable Insurance
          Funds                                                  EX-99.B8W

8(x)      Form of Participation Agreement with INVESCO
          Funds Group, Inc. and INVESCO Variable Investment
          Funds, Inc.                                            EX-99.B8X

8(y)      Form of Participation Agreement with Pioneer
          Investment Management, Inc. and Pioneer Variable
          Contracts Trust                                        EX-99.B8Y

9         Opinion and Consent of Myles R. Tashman                EX-99.B9

10(a)     Consent of Sutherland, Asbill & Brennan LLP            EX-99.B10A

10(b)     Consent of Ernst & Young LLP, Independent Auditors     EX-99.B10B

15        Powers of Attorney                                     EX-99.B15